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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                REGISTRATION STATEMENT (NO. 33-32216) UNDER THE
                            SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.

                     Post-Effective Amendment No. 15
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 18

                       VANGUARD VARIABLE INSURANCE FUND
        (Exact Name of Registrant as Specified in Declaration of Trust)

                                 P.O. Box 2600
                            Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number (610) 669-1000

                          R. Gregory Barton, Esquire
                                 P.O. Box 876
                            Valley Forge, PA 19482

It is proposed that this filing become effective December 29, 1998, pursuant to paragraph (b) of Rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

We have elected to register an indefinite number of shares pursuant to Regula-tion 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 notice for the period ended September 30, 1998, on December 23, 1998.

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

                        VANGUARD VARIABLE INSURANCE FUND

                             CROSS REFERENCE SHEET

 FORM N-1A
 ITEM NUMBER                                   LOCATION IN PROSPECTUS
  Item 1.    Front and Back Cover Pages.....   Front and Back Cover Pages
  Item 2.    Risk/Return Summary:
             Investments, Risks, and
             Performance....................   Fund Profile
  Item 3.    Risk/Return Summary: Fee Table.   Fee Table
  Item 4.    Investment Objectives,
             Principal Investment
             Strategies, and Related Risks..   A Word About Risk; Who Should
                                               Invest; Primary Investment
                                               Strategies
  Item 5.    Management's Discussion of Fund
             Performance....................   Herein incorporated by reference
                                               to Registrant's Annual Report to
                                               Shareholders dated September 30,
                                               1998 filed with the Securities &
                                               Exchange Commission's EDGAR
                                               system on December 2, 1998.
  Item 6.    Management, Organization, and
             Capital Structure..............   The Fund and Vanguard; Investment
                                               Adviser
  Item 7.    Shareholder Information .......   Share Price; Dividends, Capital
                                               Gains, and Taxes; Investing with
                                               Vanguard
  Item 8.    Distribution Arrangements......   Not Applicable
             Financial Highlights
             Information....................   Financial Highlights
  Item 9.
 FORM N-1A                                     LOCATION IN STATEMENT
 ITEM NUMBER                                   OF ADDITIONAL INFORMATION
             Cover Page and Table of
  Item 10.   Contents.......................   Cover Page; Table of Contents
  Item 11.   Fund History...................   Description of the Fund
  Item 12.   Description of the Fund and its
             Investments and Risks..........   Investment Policies; Fundamental
                                               Investment Limitations;
                                               Description of the Fund
  Item 13.   Management of the Fund.........   Management of the Fund
  Item 14.   Control Persons and Principal
             Holders of Securities..........   Management of the Fund
  Item 15.   Investment Advisory and Other
             Services.......................   Investment Advisory Services
             Brokerage Allocation and Other
  Item 16.   Practices......................   Portfolio Transactions
  Item 17.   Capital Stock and Other
             Securities.....................   Description of the Fund
  Item 18.   Purchase, Redemption, and
             Pricing of Shares..............   Purchase of Shares; Redemption of
                                               Shares; Share Price
  Item 19.   Taxation of the Fund...........   Description of the Fund
  Item 20.   Underwriters...................   Not Applicable
  Item 21.   Calculation of Performance
             Data...........................   Calculation of Yield; Yield and
                                               Total Return
  Item 22.   Financial Statements...........   Financial Statements

Vanguard Variable Insurance Fund

Prospectus
December 29, 1998

    Contents

 1 An Introduction to Vanguard Variable Insurance Fund
 2 Portfolio Profiles
    2 Money Market Portfolio
    3 Short-Term Corporate Portfolio
    4 High-Grade Bond Portfolio
    5 High Yield Bond Portfolio
    6 Balanced Portfolio
    8 Equity Income Portfolio
    9 Diversified Value Portfolio
   10 Equity Index Portfolio
   11 Mid-Cap Index Portfolio
   12 Growth Portfolio
   13 Small Company Growth Portfolio
   14 International Portfolio
   16 REIT Index Portfolio
17 A Word About Risk
17 Investment Policies, Strategies, and Risks
   17 Market Risk
   17 Manager Risk
   17 Futures and Options Contracts
   18 Overview of the Money Market Portfolio
   19 Overview of the Bond Portfolios
   23 Overview of the Balanced Portfolio
   23 Overview of the Stock Portfolios
31 Turnover Rate
31 The Portfolios and Vanguard
32 Investment Advisers
35 Year 2000 Challenge
35 Taxes
35 Share Price
36 Financial Highlights
41 General Information
42 Glossary

--------------------------------------------------------------------------------
Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of each Portfolio of Vanguard Variable Insurance Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk((R))" explanations along the way. Reading the prospectus will help you to decide which Fund, if any is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       VANGUARD VARIABLE INSURANCE FUND
                       --------------------------------
                          DIVERSIFIED VALUE PORTFOLIO
                            MID-CAP INDEX PORTFOLIO
                             REIT INDEX PORTFOLIO
                        SHORT-TERM CORPORATE PORTFOLIO

             SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 1998

The Diversified Value, Mid-Cap Index, REIT Index and Short-Term Corporate Portfolios are scheduled to commence operations on February 9, 1999, and will not accept investments prior to that date. Existing contract-holders of Vanguard Variable Annuity Plan may request an exchange of all or part of their plan assets into one or more of the new Portfolios between December 29, 1998 and February 8, 1999. Exchange requests will be executed on February 9. To request such an exchange, you must complete a special exchange form and return it to Vanguard Variable Annuity Center, PO Box 1103, Valley Forge, PA 19482-1103. Please contact a Marketing Associate at 1-800-522-5555 for details.

                       VANGUARD VARIABLE INSURANCE FUND
                            MID-CAP INDEX PORTFOLIO
             SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 1998


The Mid-Cap Index Portfolio is expected to begin investment operations on February 9, 1999. In order to replicate the stock holdings of its target index--the Standard & Poor's MidCap 400 Index--in a cost-effective manner, the Portfolio must accumulate assets deemed sufficient by the advisor based on market conditions at the time. Until the Portfolio's assets reach a sufficient level, the adviser may use futures contracts to gain exposure to the stocks represented in the Index. Normally, the Portfolio may invest no more than 20% of its assets in futures contracts; however, that limit will not apply until the adviser determines that enough assets exist for cost-effective replication of the Index stock holdings. In no event will the Portfolio use futures contracts as leveraged investments or for speculative purposes.

An Introduction to Vanguard Variable Insurance Fund

This prospectus explains the objectives, risks, and strategies of the 13 Portfolios that make up Vanguard Variable Insurance Fund (the "Fund"). The Portfolios are mutual funds used solely as investment options for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through such a contract as offered by an insurance company.

  After this introductory page you'll find Portfolio Profiles. Each Profile summarizes important facts about a Portfolio, including information about its investment objective, strategies, risks, and past performance.

  The Portfolios of Vanguard Variable Insurance Fund are entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers.The Portfolios' investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.

  More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about share pricing and Financial Highlights for each Portfolio.

A NOTE ON FEES
As an investor in any of the Portfolios, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan in which you invest. Detailed information about the cost of investing in a Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

                                PLAIN TALK ABOUT
                             The Costs of Investing

Costs are an important consideration in choosing a portfolio. That's because you, as a contractholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

2

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Money Market Portfolio.

INVESTMENT OBJECTIVE
The Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.

INVESTMENT STRATEGIES
The Portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

PRIMARY RISKS
The Portfolio's total return and yield will fluctuate, as short-term interest rates fluctuate. Such fluctuations can be wide. Falling interest rates could cause the Portfolio's income--and thus its total return--to decline. Rising rates could cause the Portfolio's income and total return to rise. The Portfolio is also subject to:

 . Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, reducing the Portfolio's return. Credit risk should be very low for the Portfolio.
 . Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

  It is important to note that the Portfolio seeks to maintain, but does not guarantee, a stable net asset value of $1 per share. In addition, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table below provide an indication of the risk of investing in the Money Market Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual returns for one and five calendar years and since inception compare with those of a broad-based securities market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

 1992        1993        1994        1995        1996        1997
 3.66%       3.03%       4.19%       5.88%       5.42%       5.55%

--------------------------------------------------------------------------------
The Portfolio's return for the most recent calendar quarter ended September 30, 1998, was 1.37%.
--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 1.47% (quarter ending June 1995) and the lowest return for a quarter was 0.74% (quarter ending June 1993).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1997
--------------------------------------------------------------------------------
                                         1 Year    5 Years     Since Inception*
--------------------------------------------------------------------------------
Money Market Portfolio                     5.55%     4.81%          4.70%
Lipper Non-Government Money Market         4.90      4.26           4.22
--------------------------------------------------------------------------------
* May 2, 1991.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
 . You wish to add a money market fund to your existing holdings, which might also include stock and bond investments.
 . You are seeking income and stability of principal.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--SHORT-TERM CORPORATE PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund--Short-Term Corporate Portfolio.

INVESTMENT OBJECTIVE
The Short-Term Corporate Portfolio seeks to provide a high level of income.

INVESTMENT STRATEGIES
The Portfolio invests primarily in high-quality, short-term and intermediate-term bonds issued by corporations. The average weighted maturity of the Portfolio's bonds is expected to range between 1 and 3 years. The adviser seeks to add value by adjusting the Portfolio's average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.

PRIMARY RISKS
The Portfolio's share price and yield, like the overall short-term bond market, may fluctuate within a wide range, so an investor could lose money over short or even long periods. The Portfolio is also subject to:

 . Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for short-term bonds.
 . Manager risk, which is the chance that poor security selection will cause the
  Portfolio to underperform other funds with similar investment objectives.
 . Credit risk, which is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Portfolio's return. Credit risk should be low for this Portfolio.

PERFORMANCE
The commencement date for investment operations for this Portfolio is February 9, 1999, so calendar-year information (including annual total returns and average annual total returns) is not yet available.

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:

 . You wish to add a bond fund to diversify your existing holdings, which might also include other bond, stock, and money market investments.
 . You are seeking a higher level of income than that generally provided by money market instruments.
 . You are willing to accept modest fluctuations in share price.

4

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--HIGH-GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-High-Grade Bond Portfolio.

INVESTMENT OBJECTIVE
The High-Grade Bond Portfolio seeks to provide current income by attempting to match the performance of the Lehman Brothers Aggregate Bond Index, a broad market benchmark for publicly traded, investment-grade bonds.

INVESTMENT STRATEGIES
The Portfolio invests in a sample of fixed-income and mortgage-backed securities whose characteristics as a group are very similar to key characteristics of the Index, such as market-sector weightings, average coupon interest rates, maturity, effective duration, and credit-quality. To boost its income, the Portfolio substitutes short-term (1- to 4-year maturities) corporate bonds equal to about 15% of its assets for U.S. Treasury securities with similar maturities. The Portfolio attempts to remain fully invested at all times.

PRIMARY RISKS
The Portfolio's share price and total return will fluctuate, along with returns for the overall bond market, within a wide range, so an investor could lose money over short or even long periods. The Portfolio is also subject to:

 . Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
 . Prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its high-yielding bond earlier than scheduled. Forced to invest the unanticipated proceeds at lower rates, the Portfolio would experience a decline in income--and incur the potential for taxable capital gains.
 . Credit risk, which is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Portfolio's return. Credit risk should be low for the Portfolio.
 . Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for longer-term bonds.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table below provide an indication of the risk of investing in the High-Grade Bond Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual returns for one and five calendar years and since inception compare with those of a broad-based bond market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

     1992        1993          1994         1995        1996        1997
     6.38%       9.40%       -2.68%        18.04%       3.53%       9.40%

--------------------------------------------------------------------------------
The Portfolio's return for the most recent calendar quarter ended September 30, 1998, was 4.16%.
--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ending June 1995) and the lowest return for a quarter was -2.78% (quarter ending March 1994).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1997
--------------------------------------------------------------------------------
                                    1 Year     5 Years     Since Inception*
--------------------------------------------------------------------------------
High-Grade Bond Portfolio             9.40%     7.32%          8.05%
Lehman Aggregate Bond Index           9.65      7.48           8.47
--------------------------------------------------------------------------------
* April 29, 1991.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
 . You wish to add a low-cost, widely diversified bond fund to your existing holdings, which might also include other bond investments as well as stock and money market investments.
 . You are seeking a higher level of income than that generally provided by money market instruments or short-term bonds.
 . You are willing to accept moderate fluctuations in share price.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-High Yield Bond Portfolio.

INVESTMENT OBJECTIVE
The High Yield Bond Portfolio seeks to provide a high level of income.

INVESTMENT STRATEGIES
The Portfolio invests primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit-quality ratings, commonly known as "junk bonds." The Portfolio emphasizes higher grades of credit quality within the high-yield bond universe, and under normal circumstances will invest at least 80% of its assets in issues that have received B or higher credit ratings from rating agencies or in unrated securities of comparable quality. The Portfolio may not invest more than 20% of assets in securities with credit ratings lower than B. The adviser may consider a security's potential for capital appreciation only when it is consistent with the objective of high and sustainable current income.

PRIMARY RISKS
The Portfolio's share price and total return will fluctuate, along with returns for the overall high-yield bond market, within a wide range, so an investor could lose money over short or even long periods.
The Portfolio is also subject to:
 . Credit risk, which is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Portfolio's return. Credit risk is high for this Portfolio.
 . Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
 . Manager risk, which is the chance that poor security selection will cause the
  Portfolio to underperform other funds with similar investment objectives.
 . Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for longer-term bonds.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table below provide an indication of the risk of investing in the High Yield Bond Portfolio. The bar chart shows the Portfolio's performance in the calendar year since inception. The table shows how the Portfolio's average annual returns for one calendar year and since inception compare with those of a broad-based bond market

6
index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

                                      1997

                                     12.07%

--------------------------------------------------------------------------------
The Portfolio's return for the most recent calendar quarter ended September 30, 1998, was -2.66%.
--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 5.08% (quarter ending June 1997) and the lowest return for a quarter was 0.43% (quarter ending March 1997).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1997
--------------------------------------------------------------------------------
                                                1 Year      Since Inception*
--------------------------------------------------------------------------------
High Yield Bond Portfolio                       12.07%         13.50%
Lipper High Current Yield                       12.96          13.50
Lehman High Yield Index                         12.76          12.83
--------------------------------------------------------------------------------
* June 3, 1996.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:

 . You are seeking a high level of income and are willing to take substantial risks in pursuit of higher returns.
 . You have a long-term investment horizon--more than five years.
 . You consider yourself an aggressive investor.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Balanced Portfolio.

INVESTMENT OBJECTIVE
The Balanced Portfolio seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income.

INVESTMENT STRATEGIES
The Balanced Portfolio invests 60% to 70% of its assets in dividend-paying stocks of established large and medium-sized companies that, in the adviser's opinion, are undervalued but have improving prospects. The remaining 30% to 40% of assets are invested primarily in high-quality, long-term corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

PRIMARY RISKS
The Portfolio's total return, like the prices of stocks and bonds generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. The Portfolio is also subject to:

 . Manager risk, which is the chance that poor security selection will cause the
  Portfolio to underperform other funds with similar investment objectives.
 . Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from other asset classes or the overall stock market. Large-capitalization value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
 . Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
 . Credit risk, which is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Portfolio's return. Credit risk is low for the Portfolio.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table below provide an indication of the risk of investing in the Balanced Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual returns for one and five calendar years and since inception compare with those of both the Standard & Poor's 500 Index and a composite index weighted 65% in the S&P 500 Index and 35% in a broad bond market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you may invest in the Portfolio. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

      1992         1993          1994        1995         1996         1997

      7.18%       13.18%       -0.61%       32.43%       16.23%       23.13%

--------------------------------------------------------------------------------
The Portfolio's return for the most recent calendar quarter ended September 30, 1998, was -4.21%.
--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 12.06% (quarter ending June 1997) and the lowest return for a quarter was -4.00% (quarter ending March 1994).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1997
--------------------------------------------------------------------------------
                                    1 Year    5 Years      Since Inception*
--------------------------------------------------------------------------------
Balanced Portfolio                   23.13%    16.35%          14.71%
S&P 500 Index                        33.36      20.27          18.50
Composite Stock/Bond Index**         26.27      16.37          15.23
--------------------------------------------------------------------------------
* May 23, 1991.
**Weighted 65% in the S&P 500 Index and 35% in the Lehman Long Corporate AA or
  Better Bond Index.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
 . You wish to add a balanced fund to your existing holdings, which might also include other stock and bond or money market investments.

8

 . You want a simple way to invest in a relatively fixed percentage of stocks and bonds.
 . You are seeking moderate growth of your capital over the long term--at least five years--while at the same time conserving your capital.
 . You are seeking a moderate level of income.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Income Portfolio.

INVESTMENT OBJECTIVE
The Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

INVESTMENT STRATEGIES
The Portfolio invests primarily in common stocks of well-established companies that pay relatively high levels of dividend income and have the potential for capital appreciation. The adviser selects stocks whose dividend yields relative to the stock market are high in comparison with historical ranges. Such stocks are often considered to be "value" stocks. In addition, the adviser looks for companies committed to paying dividends consistently.

PRIMARY RISKS
The Portfolio's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to:

 . Manager risk, which is the chance that poor security selection will cause the
  Portfolio to underperform other funds with similar investment objectives.
 . Investment style risk, which is the chance that returns from high-yielding value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better--or worse-than the stock market in general. These periods have, in the past, lasted for as long as several years.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table below provide an indication of the risk of investing in the Equity Income Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual returns for one and five calendar years and since inception compare with those of a broad-based stock market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

           1994            1995             1996             1997

          -1.24%          38.90%           18.69%           34.39%

--------------------------------------------------------------------------------
The Portfolio's return for the most recent calendar quarter ended September 30, 1998, was -3.72%.
--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 13.21% (quarter ending June 1997) and the lowest return for a quarter was -6.26% (quarter ending March 1994).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1997
--------------------------------------------------------------------------------
                                              1 Year      Since Inception*
--------------------------------------------------------------------------------
Equity Income Portfolio                        34.39%         20.03%
S&P 500 Index                                  33.36          21.53
--------------------------------------------------------------------------------
* June 7, 1993.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
 . You wish to add a value stock fund to your existing holdings, which could include other stock investments as well as bond and money market investments. . You want a relatively high level of dividend income and the potential for long-term capital appreciation.
 . You are seeking to invest in a category of stocks that historically has had below-average price volatility.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--DIVERSIFIED VALUE PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Diversified Value Portfolio.

INVESTMENT OBJECTIVE
The Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.

INVESTMENT STRATEGIES
The Portfolio invests primarily in common stocks of large and medium-size companies whose stocks are considered by the adviser to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings, book value, and cash flow.

PRIMARY RISKS
The Portfolio's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to:

 . Manager risk, which is the chance that poor security selection will cause the
  Portfolio to underperform other funds with similar investment objectives.
 . Investment style risk, which is the chance that returns from value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE
The commencement date for investment operations for this Portfolio is February 9, 1999, so calendar-year information (including annual total returns and average annual total returns) is not yet available.

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
 . You wish to add a stock fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
 . You want a stock fund employing a value approach in seeking long-term growth in capital as well as a moderate level of dividend income.

10

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Index Portfolio.

INVESTMENT OBJECTIVE
The Equity Index Portfolio seeks to provide long-term growth of capital and income by matching the performance of the Standard & Poor's 500 Composite Stock Price Index, which is made up primarily of stocks of large U.S. companies.

INVESTMENT STRATEGIES
The Portfolio employs a "passively" managed--or index--approach, by holding all of the stocks in the S&P 500 Index in roughly the same proportion to their weighting in the Index. Stocks represented in the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization (shares outstanding x share price). For example, if a specific stock represented 2% of the S&P 500 Index, the Portfolio would invest 2% of its assets in that company.

PRIMARY RISKS
The Portfolio's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to:

 . Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from other asset classes or the overall stock market. Although the S&P 500 Index represents about 75% of the market value of the entire U.S. stock market, large-capitalization stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

  Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table below provide an indication of the risk of investing in the Equity Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual returns for one and five calendar years and since inception compare with those of a broad-based stock market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

            1992        1993        1994         1995         1996         1997

            7.36%       9.77%       1.14%       37.37%       22.86%       33.17%

--------------------------------------------------------------------------------
The Portfolio's return for the most recent calendar quarter ended
September 30, 1998, was -9.93%.
--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 17.45% (quarter ending June 1997) and the lowest return for a quarter was -3.88% (quarter ending March 1994).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1997
--------------------------------------------------------------------------------
                                      1 Year      5 Years     Since Inception*
--------------------------------------------------------------------------------
Equity Index Portfolio                 33.17%      20.07%          18.08%
S&P 500 Index                          33.36       20.27           18.43
--------------------------------------------------------------------------------
* April 29, 1991.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
 . You wish to add a low-cost, large-capitalization stock index fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
 . You want the potential for long-term capital appreciation, with a moderate level of dividend income.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--MID-CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Mid-Cap Index Portfolio.

INVESTMENT OBJECTIVE
The Mid-Cap Index Portfolio seeks to provide long-term growth of capital by matching the performance of the Standard & Poor's MidCap 400 Index, which is made up of stocks of medium-size U.S. companies.

INVESTMENT STRATEGIES
The Portfolio employs a "passively" managed--or index--approach, by holding the stocks in the S&P MidCap 400 Index in roughly the same proportion to their weighting in the Index. Stocks represented in the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization. For example, if a specific stock represented 5% of the S&P MidCap 400 Index, the Portfolio would invest 5% of its assets in that company.

PRIMARY RISKS
The Portfolio's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to:

 . Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from other asset classes or the overall stock market. Mid-capitalization stocks tend to go through cycles of doing better-- or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

  Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE
The commencement date for investment operations for this Portfolio is February 9, 1999, so calendar-year information (including annual total returns and average annual total returns) is not yet available.

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
 . You wish to add a low-cost, mid-capitalization stock index fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
 . You want the potential for long-term capital appreciation.

12

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Growth Portfolio.

INVESTMENT OBJECTIVE
The Growth Portfolio seeks to provide long-term growth of capital.

INVESTMENT STRATEGIES
The Portfolio invests in large-capitalization stocks of high-quality, seasoned U.S. companies with records of superior growth. The Portfolio chooses companies with strong positions in their markets, reasonable financial strength, and low sensitivity to changing economic conditions.

PRIMARY RISKS
The Portfolio's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Because the Portfolio invests a higher percentage of assets in its ten largest holdings than the average stock fund, the Portfolio is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio is also subject to:

 . Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from other asset classes or the overall stock market. Large-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
 . Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table below provide an indication of the risk of investing in the Growth Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual returns for one calendar year and since inception compare with those of a broad-based stock market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

                           [BAR CHART APPEARS HERE]

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

         1994              1995              1996              1997

         4.29%            38.33%            26.90%            26.64%

--------------------------------------------------------------------------------
The Portfolio's return for the most recent calendar quarter ended September 30, 1998, was -9.15%.
--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 16.95% (quarter ending June 1997) and the lowest return for a quarter was -3.04% (quarter ending March 1994).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1997
--------------------------------------------------------------------------------
                                              1 Year      Since Inception*
--------------------------------------------------------------------------------
Growth Portfolio                               26.64%         21.76%
S&P 500 Index                                  33.36          21.33
--------------------------------------------------------------------------------
* June 7, 1993.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
 . You wish to add a fund emphasizing large-capitalization growth stocks to your existing holdings, which could include other stock investments as well as bond and money market investments.
 . You are seeking growth of capital over the long term--at least five years.
 . You are not looking for current income.
 . You are willing to assume the above-average risk associated with investing in a concentrated portfolio of growth stocks.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Small Company Growth Portfolio.

INVESTMENT OBJECTIVE
The Small Company Growth Portfolio seeks to provide long-term growth of capital.

INVESTMENT STRATEGIES
The Portfolio invests primarily in stocks of smaller companies that appear to offer favorable prospects for growth and price appreciation. These stocks are expected to provide only minimal dividend income. The Portfolio's investment adviser places stocks in three categories: (1) "Core" growth stocks, generally representing 50%-80% of assets, are companies with demonstrated records of growth and strong market positions based on a proprietary product or service;
(2) "Pioneers," 10%-25% of assets, generally have unique technology or other innovations that may lead to new products or new markets; and (3) "Special values," 10%-25% of assets, are companies whose stock prices are undervalued given the adviser's view of their prospects over the next several years.

PRIMARY RISKS
The Portfolio's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to:

 . Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from other asset classes or the overall stock market. Small-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
 . Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table below provide an indication of the risk of investing in the Small Company Growth Portfolio. The bar chart shows the Portfolio's performance in the calendar year since inception. The table shows how the Portfolio's average annual returns for one calendar year and since inception compare with those of a broad-based

14
stock market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------
                                      1997

                                     13.27%

--------------------------------------------------------------------------------
The Portfolio's return for the most recent calendar quarter ended September 30, 1998, was -16.11%.
--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 19.46% (quarter ending September 1997) and the lowest return for a quarter was -8.86% (quarter ending March 1997).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1997
--------------------------------------------------------------------------------
                                                 1 Year      Since Inception*
--------------------------------------------------------------------------------
Small Company Growth Portfolio                    13.27%          6.51%
S&P 500 Index                                     33.36          29.24
--------------------------------------------------------------------------------
* June 3, 1996.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
 . You wish to add a small-capitalization growth stock fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
 . You are seeking growth of capital over the long term--at least five years.
 . You are not looking for dividend income.
 . You are willing to assume the above-average risk associated with investing in small-cap growth stocks.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-International Portfolio.

INVESTMENT OBJECTIVE
The International Portfolio seeks to provide long-term growth of capital.

INVESTMENT STRATEGIES
The Portfolio invests in the stocks of seasoned companies located outside of the United States. In selecting stocks, the investment adviser evaluates foreign markets around the world. Within markets regarded as having favorable investment climates, the adviser selects companies with above-average growth potential whose stocks sell at reasonable prices.

PRIMARY RISKS
The Portfolio's total return, like international stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. In addition to facing stock market risk, the Portfolio is subject to the risks associated with foreign investing. Among these are:

 . Currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies.
 . Country risk, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters.
 . Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table below provide an indication of the risk of investing in the International Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual returns for one calendar year and since inception compare with those of a broad-based international stock market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

               1995                 1996                1997

              15.90%               14.60%               3.34%

--------------------------------------------------------------------------------
The Portfolio's return for the most recent calendar quarter ended September 30, 1998, was -11.96%.
--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 14.08% (quarter ending June 1997) and the lowest return for a quarter was -9.51% (quarter ending December 1997).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1997
--------------------------------------------------------------------------------
                                                1 Year      Since Inception*
--------------------------------------------------------------------------------
International Portfolio                           3.34%          9.74%
MSCI EAFE Index                                   2.06           5.23
--------------------------------------------------------------------------------
* June 3, 1994.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
The Portfolio may be a suitable investment for you if:
 . You wish to add an international stock fund to your existing holdings, which could include other stock investments as well as bond and money market investments.
 . You are seeking growth of capital over the long term--at least five years.
 . You are not looking for current income.
 . You are willing to assume the additional risks (including currency and country risk) associated with international stocks.

16

--------------------------------------------------------------------------------
PORTFOLIO PROFILE--REIT INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-REIT Index Portfolio.

INVESTMENT OBJECTIVE

The REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

INVESTMENT STRATEGIES

The Portfolio invests in the stocks of real estate investment trusts (REITs), which own office buildings, hotels, shopping centers, and other properties. The Portfolio employs a "passively" managed--or index--approach, by holding a mix of securities that seeks to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. property trusts. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio holds each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 2% of the Morgan Stanley REIT Index, the Portfolio would invest 2% of its assets in that stock.

PRIMARY RISKS

The Portfolio's total return, like returns on REITs generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to:

 . Real estate industry risk, which is the chance that REIT share prices or the market value of underlying properties could fall.
 . Interest rate risk, which is the chance that increases in interest rates could hurt REIT performance.
 . Income risk, which is the chance that dividends paid by REITs will decline.

 Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE

The commencement date for investment operations for the Portfolio is February 9, 1999, so calendar-year information (including annual total returns and average annual total returns) is not yet available.

WHO SHOULD INVEST

The Portfolio may be a suitable investment for you if:
 . You are looking for a simple way to gain indirect exposure to the real estate market to further diversify your existing holdings, which could include other stock, bond, and money market investments.
 . You want a stock fund that offers the potential for above-average dividend income. (Historically, the securities that make up the Index have provided higher dividend income than those in the S&P 500 Index.)
 . You are seeking modest growth of capital over the long term--at least five years.

--------------------------------------------------------------------------------

A Word About Risk
This prospectus describes the risks you would face as an investor in any of the Portfolios of Vanguard Variable Insurance Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in one or more of the Portfolios, you should also take into account your personal tolerance for the daily fluctuations of the financial markets.

  Look for this symbol [GRAPHIC OF FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of a Portfolio.
--------------------------------------------------------------------------------

Investment Policies, Strategies, and Risks

Each of the Portfolios follows a distinct set of investment policies and strategies. This section explains the policies and strategies used by the investment advisers in pursuit of each Portfolio's objective, and how the advisers implement these policies and strategies. In addition, this section discusses important risks faced by investors in the Portfolios.

  The section begins with policy information that applies to all the Portfolios. Next is information specific to the Money Market Portfolio, the three bond Portfolios, the Balanced Portfolio, and the eight Portfolios that invest in stocks.

  The Fund's Board of Trustees oversees the management of the Portfolios, and may change the investment strategies in the interest of shareholders.

Market Risk

[GRAPHIC OF FLAG] Each of the Portfolios is subject to market risk--that is, fluctuations in returns caused by the rise and fall of yields and prices within the overall markets in which each Portfolio invests.

  You'll find more detail about the risks that you would face as an investor as you read about each Portfolio on the following pages.

Manager Risk
Nine of the Portfolios are actively managed by investment advisers who use their research and judgment in deciding which securities to buy and which to sell. These nine are the Money Market, Short-Term Corporate, High Yield Bond, Balanced, Equity Income, Diversified Value, Growth, Small Company Growth, and International Portfolios.

[GRAPHIC OF FLAG] Because they are actively managed, these Portfolios are subject to manager risk, which is the possibility that their advisers will do a poor job of selecting securities.

  Four Portfolios--High-Grade Bond, Equity Index, Mid-Cap Index, and REIT Index--are passively managed funds. In other words, each seeks to track a securities market index by holding all--or a representative sample--of the securities in the index. These Portfolios are subject to market risk--share-price fluctuations caused by the rise and fall of prices of the overall markets in which they invest--but are not subject to manager risk.

Futures and Options Contracts
Except for the Money Market Portfolio, all of the Portfolios may invest to a limited extent in futures and options contracts, which are traditional forms of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolios will not use futures for speculative purposes or as leveraged

18

                                PLAIN TALK ABOUT
                                   Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which any Portfolio acquires an interest cannot exceed 20% of its total assets.
  The reasons for which a Portfolio will invest in futures and options are:
 . To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds or stocks.
 . To reduce transaction costs or add value when these investments are favorably priced.
                                PLAIN TALK ABOUT
                            Money Market Instruments

The term "money market instruments" refers to a variety of short-term investments, usually with a maturity of 13 months or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

OVERVIEW OF THE MONEY MARKET PORTFOLIO
The Portfolio's primary policy is to invest in very high-quality money market instruments--also known as cash reserves or cash equivalents. These instruments are considered short-term (that is, they mature in 13 months or less). The Portfolio will maintain an average maturity of 90 days or less.

[GRAPHIC OF FLAG] The Portfolio is subject to income risk, which is the possibility that income will decline because of falling interest rates. Because the Portfolio's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

  To illustrate how the yields of short-term securities can fluctuate as interest rates rise and fall, the following chart shows month-end yields for short-term securities (as represented by 3-month Treasury bills) and long-term securities (as represented by 30-year U.S. Treasury bonds) over the past five years.


--------------------------------------------------------------------------------
              Short-Term and Long-Term Month-End Yields (1994-1998)
--------------------------------------------------------------------------------


 Date                 90-Day               30-Year
 ----                 ------               -------
Jan-94                 3.02                 6.23
Feb-94                 3.43                 6.67
Mar-94                 3.57                  7.1
Apr-94                 3.95                 7.31
May-94                 4.25                 7.44
Jun-94                 4.24                 7.62
Jul-94                 4.37                 7.38
Aug-94                 4.67                 7.45
Sep-94                 4.78                 7.82
Oct-94                 5.15                 7.97
Nov-94                  5.7                 7.98
Dec-94                 5.69                 7.88
Jan-95                 6.01                 7.72
Feb-95                 5.94                 7.47
Mar-95                 5.87                 7.43
Apr-95                 5.86                 7.33
May-95                  5.8                 6.66
Jun-95                 5.59                 6.62
Jul-95                 5.58                 6.86
Aug-95                 5.45                 6.65
Sep-95                 5.39                 6.49
Oct-95                 5.48                 6.33
Nov-95                 5.48                 6.14
Dec-95                 5.08                 5.95
Jan-96                 5.05                 6.03
Feb-96                 5.03                 6.48
Mar-96                 5.15                 6.67
Apr-96                 5.15                 6.88
May-96                 5.18                 6.99
Jun-96                 5.17                  6.9
Jul-96                 5.31                 6.97
Aug-96                 5.28                 7.12
Sep-96                 5.03                 6.93
Oct-96                 5.15                 6.65
Nov-96                 5.13                 6.35
Dec-96                 5.17                 6.64
Jan-97                 5.15                  6.8
Feb-97                 5.22                  6.8
Mar-97                 5.33                 7.11
Apr-97                 5.23                 6.96
May-97                 4.94                 6.92
Jun-97                 5.19                  6.8
Jul-97                 5.23                  6.3
Aug-97                 5.22                 6.61
Sep-97                 5.11                 6.41
Oct-97                  5.2                 6.15
Nov-97                  5.2                 6.05
Dec-97                 5.35                 5.92
Jan-98                 5.18                 5.81
Feb-98                 5.31                 5.92
Mar-98                 5.12                 5.94
Apr-98                 4.97                 5.95
May-98                 5.01                 5.81
Jun-98                 4.99                 5.62
Jul-98                 5.07                 5.72
Aug-98                 4.83                  5.3
Sep-98                 4.36                 4.98
Oct-98                 4.32                 5.15

  Vanguard Fixed Income Group, adviser to the Money Market Portfolio, selects high-quality money market instruments. The Portfolio invests in certificates of deposit, banker's acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation. Securities that are unrated must be issued by a corporation with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, and in securities issued by the U.S. Treasury and federal government agencies, such as the Federal Home Loan Bank.

  The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the possibility that a foreign government will not let U.S. dollar-denominated assets leave the country; the possibility that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the possibility that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as the issuers of domestic securities.

[GRAPHIC OF FLAG] The Portfolio is subject, to a limited extent, to credit risk, which is the possibility that the issuer of a security will fail to repay interest and principal in a timely manner.

  In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are not freely marketable or are subject to legal restrictions on their sale.

  The Portfolio also may invest, to a limited extent, in adjustable-rate securities, which are traditional types of derivatives. As the name implies, a floating-rate security's interest rate fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis and are closely correlated to changes in money market interest rates.

OVERVIEW OF THE BOND PORTFOLIOS
The Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios each seek to provide a high level of income consistent with their respective credit-quality and maturity guidelines. The Portfolios invest in various types of fixed-income securities (or bonds).

[GRAPHIC OF FLAG] Each of the three Portfolios is subject to varying levels of interest rate risk--the chance that bond prices will fall when interest rates rise.

  In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Short-Term Corporate Portfolio is expected to have a comparatively low level of interest rate risk. The High-Grade Bond and High Yield Bond Portfolios are expected to have a moderate level of interest rate risk because their holdings have an intermediate-term average maturity.
  Each of the Portfolios is also subject to credit risk--the chance that its share price could decline if issuers of the bonds it holds experience finan-

                                PLAIN TALK ABOUT
                                 Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds such as those of the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.

                                PLAIN TALK ABOUT
                            Bonds and Interest Rates

When interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

20

                                PLAIN TALK ABOUT
                                 Credit Quality

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. Bonds rated in one of the four highest rating categories are considered "investment-grade." All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk.


cial difficulties. Credit risk is expected to be low for the Short-Term Corporate and High-Grade Bond Portfolios because they invest primarily in bonds with high credit-quality ratings. Credit risk is expected to be high for the High Yield Bond Portfolio because it invests primarily in bonds issued by corporations with relatively low credit-quality ratings.

  In addition, each of the bond Portfolios is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond funds and lowest for long-term bond funds. Accordingly, the Short-Term Corporate Portfolio is expected to have a relatively high level of income risk.

Foreign Bonds
Each of the bond Portfolios may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, a Portfolio is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that a rise in the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.

Short-Term Corporate Portfolio
The Portfolio invests primarily in a variety of high-quality--and, to a lesser extent, medium-quality--fixed-income securities. The Portfolio maintains an average maturity of between 1 and 3 years. Depending on the outlook for interest rates, the adviser may adjust the average maturity of the Portfolio's holdings within the target range. The adviser also may attempt to improve the Portfolio's total return by emphasizing sectors and individual securities that appear to offer good value.

  At least 70% of the Portfolio's assets will be invested in high-grade bonds, which are listed in one of the top three rating categories by an independent bond-rating agency. The remaining assets may be invested in fixed-income securities listed in the fourth-highest rating category by an independent agency. If the credit rating of a security owned by the Portfolio is lowered, the Portfolio may continue to hold the security if the adviser considers it advantageous to do so.

  Although the Portfolio invests primarily in short- and intermediate-term bonds issued by corporations, it also may invest in the following types of investment-grade securities:
 . Bonds issued by the U.S. Treasury and U.S. government agencies.
 . Bonds issued by state and local governments and their agencies.
 . Bank obligations, including certificates of deposit and banker's acceptances. . Asset-backed securities--that is, bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.
 . Commercial paper, a type of IOU issued by corporations.

High-Grade Bond Portfolio
The High-Grade Bond Portfolio invests in a statistically selected sample of fixed-income and mortgage-backed securities in an attempt to parallel the performance of the Lehman Brothers Aggregate Bond Index. This Index is a widely recognized benchmark for the U.S. bond market, and consists of more than 6,900 government, corporate, and mortgage-backed securities. The statistical sampling technique is used because it would be impractical and too costly to actually own all of the securities that make up the Index.

  The Lehman Aggregate Bond Index comprises four major types of taxable bonds in the United States: U.S. Treasury and agency securities; corporate bonds; foreign bonds denominated in U.S. dollars; and mortgage-backed securities. As of September 30, 1998, these four types of bonds represented the following proportions of the Portfolio's market value:

      ---------------------------------------------------------------------
                                                  Proportion of Portfolio's
      Type of Bond                                      Market Value
      ---------------------------------------------------------------------
      U.S. Treasury and agency securities                   30.5%
      Corporate bonds                                       33.2
      Foreign U.S.-dollar obligations                        3.8
      Mortgage-backed securities                            32.5
      ---------------------------------------------------------------------

  Since 1991, the effective average-weighted maturity of the Portfolio has ranged from a high of 13.0 years to a low of 7.4 years; it was 8.4 years on September 30, 1998. The Portfolio attempts to remain fully invested in bonds at all times.

  In attempting to parallel the Index's performance, the adviser selects securities that, as a group, have characteristics similar to those of the Index. These characteristics include market-sector weightings, average coupon interest rates, maturity, effective duration, and credit quality.

  To enhance the Portfolio's return, the adviser uses a "corporate substitution" strategy. This means that the Portfolio invests about 15% more of its assets in short-term, high-quality corporate bonds (1- to 4-year maturities) than does the Index, while holding about 15% less of its assets in short-term Treasury securities.

  The corporate substitution policy increases the Portfolio's overall credit risk, but the adviser attempts to mitigate the additional risk by widely diversifying the corporate bond holdings. Overall, the Portfolio's credit risk is expected to be low.

Mortgage-Backed Securities and Prepayment Risk
The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent partial ownership in pools of mortgage loans. Unlike ordinary bonds, which usually repay principal upon maturity, mortgage-backed securities pay some principal along with interest as part of their periodic payments. Because it holds mortgage-backed securities, the Portfolio is subject to prepayment risk--the chance that, when interest rates are falling, homeowners and other mortgage borrowers will repay their loans earlier than scheduled by refinancing at lower rates. Because of prepayment risk, mortgage-backed securities generally do not enjoy as large a gain in market value as do other bonds during periods of falling interest rates. Also, when prepayments occur the Portfolio will have to reinvest the proceeds at generally lower rates, thereby reducing its income. Conversely, when interest rates rise, borrowers are less likely to prepay mortgage loans, so the market value of mortgage-backed securities may decline more than the market values of ordinary bonds. To compensate investors for these risks, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity. The credit quality of mortgage-backed securities is high. The Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority
(FHA). The U.S. government guarantees the timely payment of interest and principal on GNMA securities. Securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. Guarantees by the U.S. government or its agencies are limited to the timely payment of interest and principal; the market values of such securities are not guaranteed and can fluctuate widely. The Portfolio also may invest in conventional mortgage securities to the extent that these securities are represented in the Index. Conventional mortgage securities are packaged by private corporations and not guaranteed by the U.S. government.

22

                                PLAIN TALK ABOUT

                                High-Yield Bonds

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment grade" by independent rating agencies. Because they are considered riskier than investment-grade bonds, high-yield bonds must pay higher interest yields to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade securities but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.

High Yield Bond Portfolio
The High Yield Bond Portfolio invests in a diversified group of high-yielding corporate bonds, commonly known as "junk bonds." The Portfolio normally will invest at least 80% of its assets in corporate bonds with credit-quality ratings of at least B by Moody's or Standard & Poor's, or, if unrated, of comparable quality as determined by the Portfolio's adviser. These bonds are considered to be "below investment grade," meaning that they carry a high degree of risk and are considered speculative. No more than 20% of the Portfolio's assets may be invested in debt securities rated less than B or unrated, convertible securities, or preferred stocks. The Portfolio will not invest in securities that are rated less than Caa ("substantial risk, in poor standing") by Moody's or CCC by Standard & Poor's or, if unrated, of comparable quality as determined by the Portfolio's adviser. If the credit rating of a security held by the Portfolio is later downgraded below Caa or CCC, the Portfolio may continue to hold it, and it will be sold only if the adviser believes it would be advantageous to do so.

[GRAPHIC OF FLAG] Because it invests in high-yield bonds--whose prices and credit quality can change suddenly and unexpectedly-the Portfolio is subject to a high degree of credit risk, which is the chance that a bond issuer will fail to repay interest and principal in a timely manner. Prices of high-yield securities are likely to fluctuate more severely than prices of investment-grade bonds, and may fluctuate independently from the broader bond market.

  The Portfolio's adviser selects securities on an individual basis after researching--among other things--the nature of a company's business, its strategy, and the quality of its management. The adviser looks for bonds with attractive yields issued by companies whose financial prospects are stable or improving.

  The share price of the High Yield Bond Portfolio is influenced not only by changing interest rates and by market perceptions of credit quality, but also by the outlook for economic growth. When the economy appears to be weakening or shrinking, investors may fear that defaults on high-yield bonds will increase, and that the market value of high-yield bonds may decline even if other bond prices are rising due to a decline in prevailing interest rates. During such periods, trading activity in the market for high-yield bonds may slow and it may become more difficult to find buyers for the bonds. In such conditions, prices of high-yield bonds could decline suddenly and substantially, and the Portfolio could be forced to sell securities at a significant loss to meet shareholder redemptions. Also, there may be significant disparities in the prices quoted for high-yield securities by bond dealers, making it difficult for the Portfolio to accurately put a value on its securities.

  The Portfolio's adviser seeks to mitigate credit risk by diversifying holdings across many issuers and a wide variety of industries. It also seeks to mitigate risk by making its own independent and ongoing assessment of the credit quality of the Portfolio's holdings rather than relying solely on the credit-quality analyses of rating agencies.

  The Portfolio may invest in asset-backed securities--that is, bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.

  The Portfolio may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers. Because these securities can only be resold to qualified institutional buyers, they may be consid-ered illiquid securities--meaning that they could be difficult for the Portfolio to convert to cash if needed.

  The Portfolio will not invest more than 15% of its net assets in illiquid securities. If a substantial market develops for a restricted security held by the Portfolio, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. While the Portfolio's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. The factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.
                                PLAIN TALK ABOUT

                                 Balanced Funds

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds tend not to move in lockstep, balanced funds are able to use rewards from one type of investment to help offset the risks from another.

OVERVIEW OF THE BALANCED PORTFOLIO
The Balanced Portfolio invests in both stocks and bonds. It invests 60% to 70% of its assets in common stocks, with an emphasis on dividend-paying stocks of well-established large or medium-size companies. The Portfolio invests 30% to 40% of its assets in high-quality, long-term bonds. The combination of stocks and bonds is intended to conserve capital, provide a reasonable level of current income, and offer the potential for long-term growth of capital and income.

  In building the Portfolio's stock holdings, the adviser seeks to purchase companies whose prospects are improving but whose share prices do not reflect their value. By purchasing a diversified group of such "value" stocks, the adviser hopes to assemble a portfolio that will produce increased income and capital appreciation over time, with moderate risk in comparison with the stock market as a whole.

  In selecting the Portfolio's bond holdings, the adviser emphasizes corporate bonds issued by high-quality companies. The Portfolio also invests in bonds issued by the U.S. government and government agencies and mortgage-backed securities. The average maturity of the bond holdings exceeds 15 years. To generate a relatively stable stream of interest income, the adviser does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates.

  Although the Portfolio may hold any mix of stocks, bonds, and cash investments it deems desirable, the adviser generally adjusts the allocation only gradually and only within the target ranges of 60% to 70% for stocks and 30% to 40% for bonds. Such allocation changes can occur for any of three reasons:

 . To improve the Portfolio's income stream.
 . Because one type of asset has significantly outperformed the other.
 . Because the adviser sees greater value in one type of asset than another.

  The Portfolio may invest up to 20% of its total assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

OVERVIEW OF THE STOCK PORTFOLIOS
The Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios invest primarily in common stocks, although each has its own strategies and types of holdings. Common stocks represent partial ownership in companies, and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[GRAPHIC OF FLAG] Each Portfolio is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

24

                                PLAIN TALK ABOUT

                          Value Funds and Growth Funds

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).

  Except for the International Portfolio, which invests primarily in stocks of companies outside of the United States, the Portfolios invest primarily in stocks of U.S. companies. To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate very widely, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. (You will find a chart illustrating the volatility of the international stock market on page 29.)

--------------------------------------------------------------------------------
                      U.S. Stock Market Returns (1926-1997)
--------------------------------------------------------------------------------
                      1 Year      5 Years      10 Years        20 Years
--------------------------------------------------------------------------------
Best                   53.9%        23.9%         20.1%          16.9%
Worst                 -43.3        -12.5          -0.9            3.1
Average                13.0         10.5          10.9           10.9
--------------------------------------------------------------------------------

Passive versus Active Management
Three of the Portfolios--Equity Index, Mid-Cap Index, and REIT Index--are index funds. Index funds are "passively" managed, meaning that their investment advisers try to match, as closely as possible, the performance of an established target index. Index funds do this by holding either all--or a representative sample--of the securities in the target index. So, instead of trying to outperform the market as a whole, index funds simply mirror what their target indexes do, for better or worse.

  Five of the Portfolios--Equity Income, Diversified Value, Growth, Small Company Growth, and International--are actively managed, meaning that their investment advisers buy and sell securities based on research and analysis in an attempt to outperform the market as a whole.

[GRAPHIC OF FLAG] These five Portfolios are subject to manager risk, which is the possibility that their advisers may do a poor job of selecting stocks.

Investment Styles
Mutual funds that invest in U.S. stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those.

  The following illustration shows how each of the seven Portfolios that invest in U.S. stocks generally fits into these categories. (The International Portfolio invests primarily in large-capitalization growth stocks of companies outside the United States.)

 . . . . . . . . . . . . . . . . . . . Style . . . . . . . . . . . . . . . . . .

        Value                         Blend                    Growth
--------------------------------------------------------------------------------

   Equity Income                   Equity Index                Growth
 Diversified Value

--------------------------------------------------------------------------------

                                  Mid-Cap Index

--------------------------------------------------------------------------------

    REIT Index                                             Small Company Growth

--------------------------------------------------------------------------------

 . . . . . . . . . . . . . . . . .  Market Cap . . . . . . . . . . . . . . . . .

      Large                          Medium                        Small

[GRAPHIC OF FLAG] Each of the Portfolios is subject to investment style risk, which is the possibility that returns from its segment of the stock market will trail returns from other asset classes or the overall market. Various segments of the stock market (for example, large-cap value stocks, or small-cap growth stocks) tend to go through cycles of doing better--or worse--than common stocks in general. These periods have, in the past, lasted for as long as several years. Likewise, internationalMarket Cap stocks go through cycles of doing better--or worse--than U.S. stocks.

Foreign Securities
The International Portfolio invests primarily in foreign securities. None of the other stock Portfolios typically makes significant investments in securities of companies based outside the United States. For the Equity Index, Mid-Cap Index, and REIT Index Portfolios, foreign securities will be held only to the extent that they are represented in the target benchmark indexes. The Equity Income, Diversified Value, Growth, and Small Company Growth Portfolios may each invest up to 20% of their total assets in foreign securities.

  To the extent that a Portfolio holds foreign securities, it is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that returns on a foreign security will be reduced for American investors because of a rise in the value of the U.S. dollar versus foreign currencies.

Equity Income Portfolio
The Equity Income Portfolio invests primarily in dividend-paying stocks of large, well-established U.S. companies. The Portfolio's adviser selects a diversified group of stocks after evaluating companies that have dividend yields (annualized dividends divided by stock price) at least 25% higher than the average dividend yield of the Standard & Poor's Industrial Index; a corporate commitment and the financial ability to pay dividends consistently; a market capitalization of at least $2 billion; and the potential for long-term capital appreciation.

  The Portfolio's investment philosophy reflects a belief that dividend income is an important component of long-term total returns and that dividend income is a more stable source of returns than capital change, which can be positive or negative. Because dividend income historically has tended to be relatively stable in the short-term, while stock prices fluctuate widely, the total returns of stocks that pay relatively high dividend yields have usually been less volatile than the returns of stocks with low dividend yields.

26

  Although the Portfolio generally invests primarily in common stocks or securities that are convertible into common stocks, it may invest up to 20% of its total assets in cash investments and investment-grade bonds (those that have received one of the top four credit-quality ratings by Standard & Poor's Corporation or Moody's Investor Service).

Diversified Value Portfolio

The Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income by investing primarily in common stocks of mid- and large-capitalization companies. The adviser's method is to research stocks on a company-by-company basis and to develop earnings forecasts for them. From those companies that appear to have strong finances and good prospects for growth in earnings and dividends, the adviser will select those whose stock prices appear to be undervalued by the overall market. Such stocks (often called value stocks) will typically have above-average current dividend yields and sell at below-average prices in comparison to such fundamentals as their book value and earnings.

  To keep the Portfolio well-diversified, the adviser generally will invest no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.

Equity Index Portfolio

The Portfolio is a stock index fund that seeks long-term growth of capital and income by attempting to match the performance of the S&P 500 Index, which is made up primarily of stocks of large U.S. companies. These stocks represent approximately 75% of the market value of all U.S. common stocks. In seeking to fully replicate the Index performance, the Portfolio intends to hold all of the approximately 500 stocks in the Index in roughly the same proportions as they are represented in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio will invest about 3% of its assets in that company.

  The actual stocks that constitute the Index are chosen by Standard & Poor's Corporation. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately half of its value. As of September 30, 1998, the five largest companies in the Index were:

     --------------------------------------------------------------------
                                                             Percentage
       Company                                             of Index Value
     --------------------------------------------------------------------
     Microsoft Corp.                                             3.32%
     General Electric Co.                                        3.17
     Exxon Corp.                                                 2.11
     Merck & Co., Inc.                                           1.89
     Intel Corp.                                                 1.77
     --------------------------------------------------------------------

Mid-Cap Index Portfolio

The Mid-Cap Index Portfolio is a stock index fund that seeks long-term growth of capital by attempting to match the performance of the S&P MidCap 400 Index, which is made up of stocks of medium-size U.S. companies. In seeking to replicate the Index performance, the Portfolio intends to hold all of the approximately 400 stocks in the Index in roughly the same proportions as they are represented in the Index. For example, if 3% of the S&P MidCap 400 Index were made up of the stock of a specific company, the Portfolio will invest about 3% of its assets in that company.

  The actual stocks that constitute the Index are chosen by Standard & Poor's Corporation. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 35% of its value. As of September 30, 1998, the five largest companies in the Index were:

     --------------------------------------------------------------------
                                                             Percentage
     Company                                               of Index Value
     --------------------------------------------------------------------
     America Online Inc.                                        3.10%
     Compuware Corp.                                            1.30
     Coca Cola Enterprises, Inc.                                1.30
     McKesson Corp.                                             1.10
     Staples, Inc.                                              1.10
     --------------------------------------------------------------------

  Fluctuations in the total returns of mid-capitalization stocks historically have been somewhat greater than those for large-cap stocks and somewhat lower than those for small-cap stocks. There is no certainty, however, that this pattern will continue in the future.

Growth Portfolio
The Portfolio seeks long-term growth of capital by investing in large-capitalization stocks of high-quality, seasoned U.S. companies with records of superior growth. The Portfolio's adviser researches more than 200 large companies with superior records and good prospects for growth. Stocks purchased for the Portfolio typically have strong positions in their markets, reasonable financial strength, and relatively low sensitivity to changing economic conditions, and they usually sell at attractive prices in relation to their growth potential. The Portfolio will take relatively large positions in the stocks whose prospects seem most favorable, and its ten largest holdings may account for 35% to 40% of total assets. In addition, the Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

[GRAPHIC OF FLAG] Because the Portfolio invests a higher percentage of assets in its ten largest holdings than the average stock fund does, the Portfolio is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks.

Small Company Growth Portfolio
The Portfolio seeks long-term growth of capital by investing primarily in small-capitalization stocks of companies that appear to offer favorable prospects for growth and price appreciation. The Portfolio's stocks are expected to provide only minimal dividend income.

  The median market capitalization of the stocks held in the Portfolio is expected to be below $1 billion. By way of comparison, the median market cap of stocks in the S&P 500 Index, which is dominated by large stocks, exceeds $40 billion.

  The Portfolio's investment adviser categorizes stocks into three categories:
(1) "Core" growth stocks, representing 50%-80% of assets, are companies with demonstrated records of growth and a strong market position based on a proprietary product or service; (2) "Pioneers," 10%-25% of assets, generally have unique technology or other innovations that may lead to new products or expansion into new markets; and (3) "Special values," 10%-25% of assets, are companies whose stock prices are undervalued given the adviser's view of their prospects over the next several years.

  Besides common stocks, the Portfolio may invest in securities that are convertible into common stocks.

  The Portfolio's holdings may include securities issued by small or unseasoned companies with speculative risk characteristics. Small

                                PLAIN TALK ABOUT
                              Fund Diversification

In general, the more diversified a fund's stock or bond holdings, the less likely it is that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

28

company stocks have historically been subject to wider fluctuations in share prices and total returns than mid- or large-cap stocks. Among the reasons for this high degree of price volatility: Markets for small-capitalization stocks are less liquid than markets for larger stocks, meaning that during periods of market turbulence it may be difficult to sell small company stocks; small companies generally may be less able than larger ones to ride out economic downturns; and small company stocks often pay no dividends.

International Portfolio
The Portfolio seeks long-term growth of capital by investing in a broadly diversified group of stocks of seasoned companies located outside of the United States. In selecting stocks, the Portfolio's adviser evaluates foreign markets around the world. Depending on its assessment of the business and investment climates in the various markets, the adviser determines the proportion of the Portfolio's assets to allocate to individual countries. Within the chosen markets, the adviser selects companies believed to have above-average growth potential and whose stocks sell at reasonable prices. The adviser's assessments are based on extensive research by a team of analysts at 12 regional offices around the world.

  The core of the Portfolio--normally constituting 60% to 70% of its total assets--consists of stocks of companies that possess what the adviser believes are sustainable competitive advantages and strong prospects for growth. These core holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Portfolio's assets consist of "noncore" stocks selected to increase the Portfolio's presence in markets where the near-term outlook is particularly favorable. These noncore holdings typically are large-cap stocks that have historically moved in accordance with their local markets.

  The adviser's investment approach results in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. As a result of its different makeup, the Portfolio's performance is apt to differ substantially from time to time from the performance of broad international stock indexes.

  Because it invests mainly in international stocks, the Portfolio is subject to:

[GRAPHIC OF FLAG] Currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies.

  Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

[GRAPHIC OF FLAG] Country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money.

  The transition to a common European currency--the "euro"--beginning on January 1, 1999 is one form of country risk that the Portfolio faces. Although the euro conversion should have no immediate impact on the Portfolio's share price, it may cause uncertainty in European financial markets. If there are difficulties with the euro conversion, the Portfolio's European holdings could be adversely affected.

  International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.

  Returns on international stocks can be as volatile--or more volatile--than returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average total returns for international stocks over various periods as measured by the EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. Also, keep in mind that past returns are not indicative of future returns and that volatility in the future could be greater or less than past volatility.

--------------------------------------------------------------------------------
                 International Stock Market Returns (1969-1997)
--------------------------------------------------------------------------------
                         1 Year      5 Years      10 Years        20 Years
--------------------------------------------------------------------------------
Best                      69.9%        36.5%         22.8%          16.3%
Worst                    -23.2          1.5           6.6           12.0
Average                   14.5         13.8          15.3           14.9
--------------------------------------------------------------------------------

  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 1997. Keep in mind that this was a particularly favorable period for foreign markets. For instance, over 10-year periods, foreign stocks provided an average return of 15.3%, compared to 10.9% for U.S. stocks (as measured by the S&P 500 Index) during the same time frame. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Portfolio in particular.

  The Portfolio may enter into forward foreign currency contracts, which can help protect its holdings against unfavorable short-term changes in exchange rates. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the fund's securities from falling in value during foreign market downswings. The adviser will use these contracts to eliminate some of the uncertainty of foreign exchange rates.

REIT Index Portfolio
The Portfolio uses an index approach in seeking to provide a high level of income and moderate long-term growth of capital, by attempting to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. real estate investment trusts (REITs).

  The Portfolio invests in stocks of REITs, which own office buildings, hotels, shopping centers, and other properties. The Portfolio uses a "passively" managed--or index--approach to create a mix of securities that will track as closely as possible the performance of the REIT Index. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market-capitalization. The Portfolio will hold each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 2% of the Morgan Stanley REIT Index, the Portfolio would invest 2% of its assets in that stock.

                                PLAIN TALK ABOUT
                                      REITs

Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. As with any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations.

30

                                PLAIN TALK ABOUT

                                 Types of REITs

An equity REIT, which owns properties, generates income (from rental and lease payments) and offers the potential for growth (from property appreciation) as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages.

[GRAPHIC OF FLAG] Because it invests in stocks of REITs, the Portfolio is subject to several risks in addition to the risk of a general decline in the stock market. These risks include:

Real estate industry risk, which is the possibility that a general decline in property values could cause the prices of REIT stocks to fall.

Interest rate risk, which is the possibility that higher interest rates could hurt REIT performance. Higher interest rates could make yields on competing investments, including bonds, more attractive than owning REIT shares. Also, higher rates make it more difficult and costly for REITs to borrow to finance property purchases and improvements.

  The Portfolio's returns will be strongly linked to the ups and downs of the commercial real estate market. Real estate goes through up and down market cycles that can be extreme and long-lasting. In general, many factors affect real estate values, including: the supply of, and demand for, properties; the economic health of the nation or of specific geographic regions; and the strength of specific industries renting properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of over-building, environmental liabilities, uninsured damages caused by natural disasters, loss of IRS status as a qualified REIT, increases in property taxes, or changes in zoning laws.

  The Morgan Stanley REIT Index* comprises the stocks of all publicly traded equity REITs (except health-care REITs) that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. The REIT Index Portfolio invests in equity REITs only.

  As of September 30, 1998, the Index included 130 REITs. The Index is rebalanced every calendar quarter and whenever a REIT is removed from the Index. A REIT can be removed from the Index because its market capitalization falls below $75 million, or because of corporate activity such as a merger, acquisition, bankruptcy, IRS removal of REIT status, a fundamental change in the REIT's business, or a change in shares outstanding. REITs in the Morgan Stanley REIT Index tend to be mid- and small-capitalization stocks, with market capitalizations generally below $4 billion. Like small-capitalization stocks in general, REIT stocks can be more volatile than the overall stock market.

  Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and geographical regions. The Index's makeup, as of September 30, 1998, follows.

         ------------------------------------------------------------
                                                        Percentage
         Type of REIT                                 of Index Value
         ------------------------------------------------------------
         Retail                                             24%
         Residential Apartments                             20
         Office                                             19
         Industrial                                         16
         Hotels                                             11
         Diversified                                        10
         ------------------------------------------------------------

  The Index's ten largest stocks make up about 30% of its market value. The Index's largest stocks, as of September 30, 1998, are listed below.

1. Equity Office Properties Trust REIT       6. Crescent Real Estate, Inc. REIT
2. Starwood Hotels & Resorts REIT            7. Archstone Communities Trust REIT
3. Simon Property Group, Inc. REIT           8. ProLogis Trust REIT
4. Equity Residential Properties Trust REIT  9. Vornado Realty Trust REIT
5. Public Storage, Inc. REIT                10. Spieker Properties, Inc. REIT

  The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash reserves to maintain liquidity for shareholder redemptions.

* The REIT Index Portfolio is not sponsored, sold, promoted, or endorsed by Morgan Stanley. The Morgan Stanley REIT Index is the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley Group Inc. It has been licensed for use by The Vanguard Group.

Investing in Repurchase Agreements
The Portfolios may invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolios' advisers attempt to control these risks through careful counterparty selection and monitoring.

Temporary Defensive Measures
The Portfolios (except the Money Market Portfolio) may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the Portfolios' investment strategies in response to adverse market, economic, political, or other conditions. In taking such measures, the Portfolios may not achieve their investment objectives.

                               PLAIN TALK ABOUT
                             Repurchase Agreements

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase them on a specific date (normally the next business day) and at a specific price.

Turnover Rate

A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolios retain the right to sell securities regardless of how long they have been held. The turnover rates for the Portfolios can be found in the Financial Highlights section of this prospectus, except for the Money Market Portfolio, whose turnover rate is not meaningful because of the very short-term nature of its holdings.

The Portfolios and Vanguard

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios and total net assets of more than $410 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

32

                               PLAIN TALK ABOUT

                     Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

Investment Advisers

The Vanguard Group
The Vanguard Group, P.O. Box 2600, Valley Forge, Pennsylvania 19482, provides investment advisory services on an at-cost basis to six of the Portfolios of Vanguard Variable Insurance Fund.

  Vanguard Fixed Income Group provides advisory services for the Money Market, Short-Term Corporate, and High-Grade Bond Portfolios. Vanguard Fixed Income Group provides investment advisory services to many Vanguard Funds; as of September 30, 1998, the Fixed Income Group managed more than $119 billion in total assets. The individuals responsible for overseeing the Portfolios' investments are:

 . Ian A. MacKinnon, Managing Director of Vanguard; has worked in investment management since 1974; primary responsibility for Vanguard's internal fixed-income policy and strategy since 1981; B.A., Lafayette College; M.B.A., Pennsylvania State University.
 . David R. Glocke, Principal and (since 1997) Portfolio Manager of the Money
  Market Portfolio; has worked in investment management since 1991; B.S., University of Wisconsin.
 . Robert F. Auwaerter, Principal and (since its inception) Portfolio Manager of the Short-Term Corporate Portfolio; has worked in investment management since 1978; B.S., University of Pennsylvania; M.B.A., Northwestern University.
 . Kenneth E. Volpert, Principal and (since 1992) Portfolio Manager of the
  High-Grade Bond Portfolio; has worked in investment management since 1981; B.S., University of Illinois; M.B.A., University of Chicago.

  For the fiscal year ended September 30, 1998, the advisory fee paid to Vanguard Fixed Income Group with respect to the Money Market Portfolio represented an effective annual rate of 0.01% of the Portfolio's average net assets.

  The commencement date for investment operations for the Short-Term Corporate Portfolio is February 9, 1999.

The advisory fee paid to Vanguard Fixed Income Group with respect to this Portfolio is projected to be an effective annual rate of 0.015% of the Portfolio's average net assets.

  For the fiscal year ended September 30, 1998, the advisory fee paid to Vanguard Fixed Income Group with respect to the High-Grade Bond Portfolio represented an effective annual rate of 0.01% of the Portfolio's average net assets.

  Vanguard Core Management Group provides advisory services for the Equity Index, Mid-Cap Index, and REIT Index Portfolios. Vanguard Core Management Group provides investment advisory services to many Vanguard Funds; as of September 30, 1998, the Core Management Group managed more than $115 billion in total assets. The individual responsible for overseeing each Portfolio's investments is:

 . George U. Sauter, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

  For the fiscal year ended September 30, 1998, the advisory fee paid to Vanguard Core Management Group with respect to the Equity Index Portfolio represented an effective annual rate of 0.0025% of the Portfolio's average net assets.

  The commencement date for investment operations for the Mid-Cap Index and REIT Index Portfolios is February 9, 1999. The advisory fee paid to Vanguard Core Management Group with respect to each of these Portfolios is projected to be an effective annual rate of 0.003% of the Mid-Cap Index Portfolio's average net assets, and 0.005% of the REIT Index Portfolio's average net assets, respectively.

  Vanguard employs six independent investment advisers to manage the remaining seven Portfolios.

Wellington Management Company, LLP
Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, Massachusetts 02109, provides advisory services for the High Yield Bond and Balanced Portfolios. WMC, an investment advisory firm founded in 1928, currently manages more than $196 billion in stock and bond portfolios, including 14 Vanguard funds.

  The individual responsible for overseeing the High Yield Bond Portfolio's investments is:

 . Earl E. McEvoy, Senior Vice President and Partner of WMC; has worked in investment management since 1972; with WMC since 1978; has managed the Portfolio since its inception; B.A., Dartmouth College; M.B.A., Columbia University School of Business. The individuals responsible for overseeing the Balanced Portfolio's investments are:
 . Ernst H. von Metzsch, CFA, Senior Vice President and Partner of WMC; has worked in investment management since 1970; with WMC since 1973; has managed the Portfolio since 1995; M.Sc., University of Leiden, the Netherlands; Ph.D., Harvard University.
 . Paul D. Kaplan, Senior Vice President and Partner of WMC; has worked in investment management since 1974; with WMC since 1978; has assisted in the management of the Portfolio since 1994; B.A., Dickinson College; M.S.,
  The Sloan School of Management, Massachusetts Institute of Technology.

  Wellington's advisory fee with respect to the Balanced Portfolio is paid quarterly based on a percentage of net assets. The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Balanced Portfolio relative to that of a "Composite Index," 65% of which is comprised of the Standard & Poor's Composite Stock Price Index and 35% of which is comprised of the Lehman Long-Term Corporate AA or Better Bond Index.

  For the fiscal year ended September 30, 1998, the advisory fee paid to WMC with respect to the Balanced Portfolio represented an effective annual rate of 0.10% of the Portfolio's average net assets, before a decrease of $68,000 (0.01%) based on performance.

  For the fiscal year ended September 30, 1998, the advisory fee paid to WMC with respect to the High Yield Bond Portfolio represented an effective annual rate of 0.06% of the Portfolio's average net assets.

Newell Associates
Newell Associates, 525 University Avenue, Palo Alto, California 94301, provides advisory services for the Equity Income Portfolio. Newell Associates, an investment advisory firm founded in 1986, currently manages more than $2.4 billion.

  The individual responsible for overseeing the Equity Income Portfolio's investments is:

 . Roger D. Newell, Chairman of Newell Associates; has worked in investment management since 1958; with Newell Associates since 1986; has managed the Portfolio since its inception; B.A., University of Minnesota; J.D., Harvard Law School; M.A., University of Minnesota.

  For the fiscal year ended September 30, 1998, the advisory fee paid to Newell Associates represented an effective annual rate of 0.10% of the Portfolio's average net assets.

Barrow, Hanley, Mewhinney & Strauss, Inc.
Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, provides advisory services for the Diversified Value Portfolio. BHM&S is owned by United Asset Management, 1 International Place, Boston, Massachusetts 02110. BHM&S currently manages approximately $35 billion in stock and bond portfolios.

  The individual responsible for overseeing the Diversified Value Portfolio's investments is:

 . James P. Barrow, Partner and Vice President of BHM&S; has worked in investment management since 1965; with BHM&S since 1980; has managed the Portfolio since its inception; B.S., University of South Carolina.

  BHM&S's advisory fee is paid quarterly based on an annual percentage rate of 0.125% applied to the average month-end net assets of the Diversified Value Portfolio for the quarter.

34

  The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Diversified Value Portfolio relative to that of the Standard & Poor's/BARRA Value Index.

  The incentive/penalty fee will not be fully operable until the quarter ending December 31, 2001. Until that date, the incentive/penalty will be calculated using certain transition rules that are explained in the Statement of Additional Information.

  The commencement date for investment operations for the Diversified Value Portfolio is February 9, 1999. The advisory fee paid to BHM&S with respect to this Portfolio is projected to be an effective annual rate of _% of the Portfolio's average net assets.

Lincoln Capital Management Company
Lincoln Capital Management Company ("Lincoln"), 200 South Wacker Drive, Chicago, Illinois 60606, provides advisory services for the Growth Portfolio. Lincoln is an investment advisory firm founded in 1967. As of September 30, 1998, Lincoln managed more than $56 billion in assets. It provides investment counseling services to a limited number of clients, most of which are institutional clients such as pension funds.

  The individuals responsible for overseeing the Growth Portfolio's investments are:

 . J. Parker Hall, III, Chief Executive Officer and Managing Director of Lincoln;
  has worked in investment management since 1957; with Lincoln since 1971; has managed the Portfolio since its inception; B.A., Swarthmore College; M.B.A., Harvard Business School.
 . David M. Fowler, Executive Vice President and Managing Director of Lincoln;
  has worked in investment management since 1972; with Lincoln since 1984; has managed the Portfolio since its inception. B.S., Loyola University; M.B.A., Northwestern University.

  For the fiscal year ended September 30, 1998, the advisory fee paid to Lincoln represented an effective annual rate of 0.15% of the Portfolio's average net assets.

Granahan Investment Management, Inc.
Granahan Investment Management, Inc. ("Granahan"), 275 Wyman Street, Waltham, Massachusetts 02154, provides investment advisory services for the Small Company Growth Portfolio. Granahan is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan currently manages approximately $1.2 billion in assets.

  The individual responsible for overseeing the Small Company Growth Portfolio's investments is:

 . John J. Granahan, CFA, Founder and President of Granahan Investment
  Management; has worked in investment management since 1963; founded Granahan Investment Management in 1985; has managed the Portfolio since its inception; B.S., St. Joseph's University; Graduate Fellow, Catholic University of America.

  For the fiscal year ended September 30, 1998, the advisory fee paid to Granahan represented an effective annual rate of 0.15% of the Portfolio's average net assets, before a decrease of $55,000 (0.04%) based on performance.

Schroder Capital Management International, Inc.
Schroder Capital Management International, Inc. ("Schroder Capital"), 787 Seventh Avenue, New York, New York 10019, provides investment advisory services for the International Portfolio. Schroder Capital is part of a world-wide group of banks and financial services companies known as The Schroder Group. As of September 30, 1998, The Schroder Group managed more than $170 billion in assets.

  The individual responsible for overseeing the International Portfolio's investments is:

 . Richard Foulkes, Executive Vice President and Deputy Chairman of Schroder
  Capital; has worked in investment management since 1968; with Schroder Capital since 1968; has managed the Portfolio since its inception; educated at the Sorbonne, France; M.A., Cambridge University, England.

  Schroder Capital's advisory fee is paid quarterly based on a percentage of net assets. The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the International Portfolio relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index.

  For the fiscal year ended September 30, 1998, the advisory fee paid to Schroder Capital represented an effective annual rate of 0.12% of the Portfolio's average net assets, before an increase of $62,000 (0.03%) based on performance.

  The advisers are authorized to choose brokers or dealers to handle the purchase and sale of the Portfolios' securities, and to get the best available price and most favorable execution from these brokers with respect to all transactions. The Fund may direct an adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund or its Portfolios.

Year 2000 Challenge

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

  The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

  In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Portfolios' operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

  However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on a Portfolio's business, operations, or financial condition. Additionally, a Portfolio's performance could be hurt if a computer system failure at a company or governmental unit affects the price of securities the Portfolio owns.

Taxes

The tax consequences of your investment in a Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company separate account that offers your annuity or life insurance contract.

Share Price

Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Purchase and redemption orders for each Portfolio are based on the Portfolio's net asset value next computed after Vanguard receives your request in good order. Net asset value per share is computed by adding up the total value of each Portfolio's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Portfolio shares outstanding:

                                          Total Assets - Liabilities
               Net Asset Value =    ---------------------------------------
                                        Number of Shares Outstanding

  A Note on Pricing: Each Portfolio's investments (with the exception of the Money Market Portfolio, which uses the amortized cost method of valuation) will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

  Each Portfolio's NAV is used to determine the unit value for the separate account that invests in that Portfolio. For more information on share price, please refer to the accompanying prospectus of the insurance company separate account that offers your annuity or life insurance contract.

36

                               PLAIN TALK ABOUT

                  How to Read the Financial Highlights Table

This explanation uses the Money Market Portfolio as an example. The Portfolio began fiscal 1998 with a net asset value (price) of $1 per share. During the year, the Portfolio earned $.055 per share from investment income (interest and dividends).

  Shareholders received $.055 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income.

  The earnings ($.055 per share) minus the distributions ($.055 per share) resulted in a share price of $1 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 5.60% for the year.

  As of September 30, 1998, the Portfolio had $590 million in net assets. For the year, its expense ratio was 0.20% ($2.00 per $1,000 of net assets); and net investment income amounted to 0.20% of its average net assets.

Financial Highlights

The following financial highlights tables are intended to help you understand each Portfolio's financial performance for the past five years*, and reflect financial results for a single Portfolio share in each case. The total returns in each table represent the rate that an investor would have earned each year on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Portfolio's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                                      Money Market Portfolio
                                                     Year Ended September 30,
                                          -------------------------------------------
                                            1998     1997     1996     1995     1994
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $1.00    $1.00    $1.00    $1.00    $1.00
-------------------------------------------------------------------------------------
Investment Operations
   Net Investment Income                    .055     .054     .054     .056     .035
   Net Realized and Unrealized Gain (Loss)
      on Investments                          --       --       --       --       --
                                          -------------------------------------------
      Total from Investment Operations      .055     .054     .054     .056     .035
                                          -------------------------------------------
Distributions
   Dividends from Net Investment Income    (.055)   (.054)   (.054)   (.056)   (.035)
   Distributions from Realized Capital
      Gains                                   --       --       --       --       --
                                          -------------------------------------------
      Total Distributions                  (.055)   (.054)   (.054)   (.056)   (.035)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year               $1.00    $1.00    $1.00    $1.00    $1.00
=====================================================================================

Total Return                                5.60%    5.48%    5.49%    5.77%    3.63%
=====================================================================================

Ratios/Supplemental Data
   Net Assets, End of Year (Millions)       $590     $393     $285     $218     $171
   Ratio of Total Expenses to
      Average Net Assets                    0.20%    0.21%    0.19%    0.23%    0.23%
   Ratio of Net Investment Income to
      Average Net Assets                    5.46%    5.36%    5.36%    5.66%    3.66%
=====================================================================================

  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

  Yields and total returns presented for the Portfolios are net of the Portfolios' operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolios and when comparing the yields and returns of the Portfolios with those of other mutual funds.

* Because the Short-Term Corporate, Diversified Value, Mid-Cap Index, and REIT Index Portfolios did not begin operations until December 29, 1998, tables are not included for these Portfolios.

                                                                              37

----------------------------------------------------------------------------------------------------------------
                                                                          High-Grade Bond Portfolio
                                                                           Year Ended September 30,
                                                             ---------------------------------------------------
                                                               1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                           $10.57     $10.29     $10.47     $ 9.82     $10.94
----------------------------------------------------------------------------------------------------------------
Investment Operations
    Net Investment Income                                      .663       .678       .670       .663       .619
    Net Realized and Unrealized Gain (Loss) on Investments     .500       .280      (.180)      .650      (.966)
                                                             ---------------------------------------------------
       Total from Investment Operations                       1.163       .958       .490      1.313      (.347)
                                                             ---------------------------------------------------
Distributions
    Dividends from Net Investment Income                      (.663)     (.678)     (.670)     (.663)     (.619)
    Distributions from Realized Capital Gains                    --         --         --         --      (.154)
                                                             ---------------------------------------------------
       Total  Distributions                                   (.663)     (.678)     (.670)     (.663)     (.773)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $11.07     $10.57     $10.29     $10.47     $ 9.82
================================================================================================================

Total Return                                                  11.36%      9.60%      4.80%     13.83%     -3.31%
================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Year (Millions)                           $322       $188       $139       $120        $80
  Ratio of Total Expenses to Average Net Assets                0.28%      0.29%      0.25%      0.29%      0.24%
  Ratio of Net Investment Income to Average Net Assets         6.16%      6.51%      6.43%      6.58%      5.98%
  Turnover Rate                                                  65%        40%        56%        29%        46%
================================================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                    High Yield Bond Portfolio
                                                                              Year Ended September 30,
                                                                              ------------------------ Jun. 3*  to
                                                                                    1998       1997  Sep. 30, 1996
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $10.59     $10.15     $10.00
----------------------------------------------------------------------------------------------------------------
Investment Operations
    Net Investment Income                                                            .895       .922       .299
    Net Realized and Unrealized Gain (Loss) on Investments                          (.485)      .450       .150
                                                                                   -----------------------------
        Total from Investment Operations                                             .410      1.372       .449
                                                                                   -----------------------------
Distributions
    Dividends from Net Investment Income                                            (.895)     (.922)     (.299)
    Distributions from Realized Capital Gains                                       (.015)     (.010)        --
                                                                                   -----------------------------
        Total Distributions                                                         (.910)     (.932)     (.299)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $10.09     $10.59     $10.15
================================================================================================================

Total Return                                                                         3.85%     14.12%      4.56%
================================================================================================================

Ratios/Supplemental  Data
    Net Assets, End of Period (Millions)                                             $131        $85        $22
    Ratio of Total Expenses to Average Net Assets                                    0.31%      0.31%      0.32%**
    Ratio of Net Investment Income to Average Net Assets                             8.45%      8.88%      9.29%**
    Turnover Rate                                                                      38%        30%         8%
================================================================================================================

 * Inception.
** Annualized.

38

------------------------------------------------------------------------------------------------------------
                                                                         Balanced Portfolio
                                                                      Year Ended September 30,
                                                           -------------------------------------------------
                                                             1998       1997      1996       1995      1994
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $17.97     $14.81    $13.33     $11.33    $11.58
------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                       .63        .60      .565        .51       .46
  Net Realized and Unrealized Gain (Loss) on Investments      .56       3.31     1.420       2.07      (.16)
                                                           -------------------------------------------------
    Total from Investment Operations                         1.19       3.91     1.985       2.58       .30
                                                           -------------------------------------------------
Distributions
  Dividends from Net Investment Income                       (.60)      (.19)    (.505)      (.50)     (.39)
  Distributions from Realized Capital Gains                  (.83)      (.56)       --       (.08)     (.16)
                                                           -------------------------------------------------
    Total Distributions                                     (1.43)      (.75)    (.505)      (.58)     (.55)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $17.73     $17.97    $14.81     $13.33    $11.33
============================================================================================================

Total Return                                                 7.26%     27.60%    15.26%     23.65%     2.67%
============================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Year (Millions)                       $  553     $  468    $  330     $  280    $  230
  Ratio of Total Expenses to Average Net Assets              0.31%      0.32%     0.31%      0.36%     0.34%
  Ratio of Net Investment Income to Average Net Assets       3.72%      3.96%     4.04%      4.25%     4.11%
  Turnover Rate                                                31%        25%       36%        26%       42%
============================================================================================================

------------------------------------------------------------------------------------------------------------
                                                                         Equity Income Portfolio
                                                                         Year Ended September 30,
                                                           -------------------------------------------------
                                                             1998       1997      1996       1995      1994
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $18.50     $13.71    $12.00     $10.05    $10.57
------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                      .490        .42       .48        .46       .45
  Net Realized and Unrealized Gain (Loss) on Investments    1.475       4.69      1.75       2.02      (.63)
                                                           -------------------------------------------------
    Total from Investment Operations                        1.965       5.11      2.23       2.48      (.18)
                                                           -------------------------------------------------
Distributions
  Dividends from Net Investment Income                      (.400)      (.15)     (.46)      (.48)     (.33)
  Distributions from Realized Capital Gains                 (.375)      (.17)     (.06)      (.05)     (.01)
                                                           -------------------------------------------------
    Total Distributions                                     (.775)      (.32)     (.52)      (.53)     (.34)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $19.69     $18.50    $13.71     $12.00    $10.05
============================================================================================================

Total Return                                                11.19%     38.05%    19.07%     25.69%   -1.64%
============================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Year (Millions)                         $375       $271      $142        $91       $68
  Ratio of Total Expenses to Average Net Assets              0.36%      0.37%     0.35%      0.39%     0.34%
  Ratio of Net Investment Income to Average Net Assets       2.69%      3.11%     3.69%      4.28%     4.57%
  Turnover Rate                                                 6%         8%        8%        10%       18%
============================================================================================================

                                                                              39

-----------------------------------------------------------------------------------------------------------
                                                                         Equity Index Portfolio
                                                                         Year Ended September 30,
                                                           ------------------------------------------------
                                                             1998      1997       1996      1995      1994
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $25.32    $18.32     $15.69    $12.47    $12.37
-----------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                       .37       .34        .34       .33       .31
  Net Realized and Unrealized Gain (Loss) on Investments     1.83      6.94       2.75      3.26       .12
                                                           ------------------------------------------------
    Total from Investment Operations                         2.20      7.28       3.09      3.59       .43
                                                           ------------------------------------------------
Distributions
  Dividends from Net Investment Income                       (.34)     (.19)      (.33)     (.29)     (.23)
  Distributions from Realized Capital Gains                  (.24)     (.09)      (.13)     (.08)     (.10)
                                                           ------------------------------------------------
    Total Distributions                                      (.58)     (.28)      (.46)     (.37)     (.33)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $26.94    $25.32     $18.32    $15.69    $12.47
===========================================================================================================

Total Return                                                 8.97%    40.31%     20.19%    29.51%     3.53%
===========================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Year (Millions)                         $920      $718       $406      $276      $186
  Ratio of Total Expenses to Average Net Assets              0.20%     0.23%      0.22%     0.28%     0.24%
  Ratio of Net Investment Income to Average Net Assets       1.48%     1.78%      2.13%     2.53%     2.60%
  Turnover Rate                                                 1%        1%         2%        2%        7%
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                            Growth Portfolio
                                                                       Year Ended September 30,
                                                           ------------------------------------------------
                                                             1998      1997       1996      1995      1994
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $21.51    $17.58     $14.10    $10.79    $10.26
-----------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                       .16      .190        .18       .16       .14
  Net Realized and Unrealized Gain (Loss) on Investments     3.43     4.615       3.65      3.26       .46
                                                           ------------------------------------------------
    Total from Investment Operations                         3.59     4.805       3.83      3.42       .60
                                                           ------------------------------------------------
Distributions
  Dividends from Net Investment Income                       (.20)    (.180)      (.16)     (.11)     (.07)
  Distributions from Realized Capital Gains                  (.57)    (.695)      (.19)       --        --
                                                           ------------------------------------------------
    Total Distributions                                      (.77)    (.875)      (.35)     (.11)     (.07)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $24.33    $21.51     $17.58    $14.10    $10.79
===========================================================================================================

Total Return                                                17.37%    28.76%     27.79%    32.02%     5.87%
===========================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Year (Millions)                         $631      $460       $276      $162       $82
  Ratio of Total Expenses to Average Net Assets              0.39%     0.38%      0.39%     0.47%     0.38%
  Ratio of Net Investment Income to Average Net Assets       0.74%     1.12%      1.29%     1.64%     1.55%
  Turnover Rate                                                48%       38%        42%       32%       34%
===========================================================================================================

40

-------------------------------------------------------------------------------------------------------------------
                                                                                 Small Company Growth Portfolio
                                                                             Year Ended  September 30,
                                                                             -------------------------   Jun. 3* to
                                                                                  1998       1997     Sep. 30, 1996
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                             $11.97     $ 9.84       $10.00
-------------------------------------------------------------------------------------------------------------------
Investment Operations
   Net Investment Income                                                            .06        .04          .04
   Net Realized and Unrealized Gain (Loss) on Investments                         (2.46)      2.13         (.20)
                                                                                 ----------------------------------
       Total from Investment Operations                                           (2.40)      2.17         (.16)
                                                                                 ----------------------------------
Distributions
   Dividends from Net Investment Income                                            (.04)      (.04)          --
   Distributions from Realized Capital Gains                                         --         --           --
                                                                                 ----------------------------------
       Total Distributions                                                         (.04)      (.04)          --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                   $ 9.53     $11.97       $ 9.84
===================================================================================================================

Total Return                                                                     -20.10%      22.16%      -1.60%
===================================================================================================================

Ratios/Supplemental  Data
    Net Assets, End of Period (Millions)                                           $111       $133          $44
    Ratio of Total Expenses to Average Net Assets                                  0.42%      0.39%        0.45%**
    Ratio of Net Investment Income to Average Net Assets                           0.54%      0.67%        1.42%**
    Turnover Rate                                                                   106%        72%          18%
===================================================================================================================

 * Inception.
** Annualized.

-------------------------------------------------------------------------------------------------------------------
                                                                      International Portfolio
                                                                      Year Ended September 30,
                                                           ---------------------------------------     Jun. 3* to
                                                            1998       1997       1996       1995   Sep. 30, 1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $14.55     $12.74     $11.40     $10.31       $10.00
-------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                       .21        .17        .14        .16          .05
  Net Realized and Unrealized Gain (Loss) on Investments    (1.48)      2.10       1.36        .99          .26
                                                           --------------------------------------------------------
    Total from Investment Operations                        (1.27)      2.27       1.50       1.15          .31
                                                           --------------------------------------------------------
Distributions
  Dividends from Net Investment Income                       (.18)      (.14)      (.16)      (.06)          --
  Distributions from Realized Capital Gains                  (.14)      (.32)        --         --           --
                                                           --------------------------------------------------------
    Total Distributions                                      (.32)      (.46)      (.16)      (.06)          --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $12.96     $14.55     $12.74     $11.40       $10.31
===================================================================================================================

Total Return                                               -8.74%      18.55%     13.36%     11.21%        3.10%
===================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                       $217       $246       $162        $90          $63
  Ratio of Total Expenses to Average Net Assets              0.48%      0.46%      0.49%      0.54%        0.30%**
  Ratio of Net Investment Income to Average Net Assets       1.48%      1.43%      1.42%      1.67%        1.91%**
  Turnover Rate                                                38%        22%        19%        27%           0%
===================================================================================================================

 * Inception.
** Annualized.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
and "S&P MidCap 400," are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group. These mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

General Information

If the Board of Trustees determines that continued offering of shares would be detrimental to the best interests of the Fund's shareholders, the Fund may suspend the offering of shares for a period of time. If the Board of Trustees determines that a specific purchase acceptance would be detrimental to the best interest of the Fund's shareholders, the Fund may reject such a purchase request.

  If you wish to redeem monies from the Fund, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

  The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

  If the Board of Trustees determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

42

Glossary of Investment Terms

Bond
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Country Risk
The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

Credit Quality
A measure of a bond issuer's ability to repay interest and principal in a timely manner.

Currency Risk
The possibility that returns on a foreign investment will be reduced because of unfavorable changes in exchange rates.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Fixed-Income Securities
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Fund Diversification
Holding a variety of securities so that a fund's return is not hurt badly by the poor performance of a single security, industry, or country.

Investment Grade
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances.

Maturity
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

Mutual Fund
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Price/Earnings (P/E) Ratio
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal
The amount of your own money you put into an investment.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                                       [LOGO OF THE VANGUARD GROUP APPEARS HERE]

                                                    Post Office Box 2600
                                                    Valley Forge, PA 19482-2600


For More Information
If you'd like more information about Vanguard Variable Insurance Fund, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

Vanguard Variable
Insurance Fund
P.O. Box 2600
Valley Forge, PA 19482-2600

Telephone:
1-800-522-5555

World Wide Web:
www.vanguard.com

E-mail:
online@vanguard.com

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-5962

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

                                    PART B

              VANGUARD VARIABLE INSURANCE FUND (THE "FUND")

                      STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 29, 1998

 This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus (dated December 29, 1998). To obtain the Pro-spectus please write to the Fund or contact the insurance company sponsoring the accompanying variable life insurance or variable annuity contract.

  TABLE OF CONTENTS                                                         PAGE
  -----------------                                                         ----
  Description of the Fund..................................................  B-1
  Investment Policies......................................................  B-3
  Fundamental Investment Limitations.......................................  B-9
  Share Price.............................................................. B-10
  Purchase of Shares....................................................... B-11
  Redemption of Shares..................................................... B-11
  Calculation of Yield..................................................... B-11
  Calculation of Total Return.............................................. B-12
  Yield and Total Return................................................... B-13
  Management of the Fund................................................... B-14
  Investment Advisory Services............................................. B-17
  Portfolio Transactions................................................... B-27
  Performance Measures..................................................... B-27
  Financial Statements..................................................... B-30
  Appendix--Description of Securities and Ratings.......................... B-31

                            DESCRIPTION OF THE FUND

ORGANIZATION

 The Fund was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware business trust on June 30, 1998. Prior to its reorganization as a Delaware business trust, the Fund was known by the same name as is currently used. The Fund is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. It currently offers the following portfolios (all Investor Share Class):

            Money Market Portfolio          High-Grade Bond Portfolio
            High Yield Bond Portfolio       Balanced Portfolio
            Equity Income Portfolio         Equity Index Portfolio
            Growth Portfolio                Small Company Growth Portfolio
            International Portfolio         Mid-Cap Index Portfolio
            Diversified Portfolio           REIT Index Portfolio
                        Short-Term Corporate Portfolio

     (individually, the "Portfolio"; collectively, the "Portfolios")

 The Fund has the ability to offer additional portfolios or classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue for a single portfolio or class of shares.

SERVICE PROVIDERS

 CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (for Equity Income and Growth Portfolios); Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 (for Interna-tional Portfolio); First Union National Bank, PA 4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106, (for Money Market, High-Grade Bond, Equity Index, Balanced, High Yield Bond, Small Company Growth, Diversified Value, Mid-Cap Index, REIT Index, and Short-Term Corporate Portfolios) serve as the Fund's custodians. The custodians are responsible for maintaining the Fund's assets and keeping all necessary accounts and records.

 INDEPENDENT ACCOUNTANT. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Fund's independent public ac-countant. The accountant audits the Fund's financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUND'S SHARES

 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund or any of its Portfolios. The Fund or any of its Portfolios may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Portfolio. Unless terminated by reorganization or liquidation, the Fund and its Portfolios will continue indefinitely.

 SHAREHOLDER LIABILITY. The Fund is organized under Delaware law, which pro-vides that shareholders of a business trust are entitled to the same limita-tions of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Portfolio are entitled to receive any dividends or other distributions declared for such Portfolios. No shares have priority or preference over any other shares of the same Portfolio with re-spect to distributions. Distributions will be made from the assets of a Port-folio, and will be paid ratably to all shareholders of the Portfolio (or class) according to the number of shares of such Portfolio (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Portfolio based upon differ-ences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a share-holder vote is required under the 1940 Act; (ii) the matter concerns an amend-ment to the Declaration of Trust that would adversely affect to a material de-gree the rights and preferences of the shares of any class or portfolio; or
(iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various cir-cumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Portfolio affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

 LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be enti-tled to receive a pro rata share of the net assets of the applicable Portfolio of the Fund.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund.

 CONVERSION RIGHTS. There are no conversion rights associated with the Fund.

 REDEMPTION PROVISIONS. The Fund's redemption provisions are described in the current Plan prospectus and elsewhere in this Statement of Additional Informa-tion.

 SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.

 CALLS OR ASSESSMENT. The Fund's shares are fully paid and non-assessable.

TAX STATUS OF THE FUND

 Each Portfolio of the Fund qualifies as a "regulated investment company" un-der Subchapter M of the Internal Revenue Code. This special tax status means that a Portfolio will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Portfolio of the Fund must comply with certain requirements. If a Portfolio fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earn-ings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

REPURCHASE AGREEMENTS

 Each Portfolio of the Fund, along with other members of the Vanguard Group, may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. The 13 Portfolios of the Fund, along with other Vanguard Funds, may deposit their daily cash reserves into a joint account which invests such reserves in repurchase agreements and other short-term in-struments. First Union National Bank is the custodian for the joint account. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a Fed-eral Reserve member bank or a registered securities dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by secu-rities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the in-terest rate on the underlying instrument. In these transactions, the securi-ties acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the custodian bank for the joint account until repurchased. In addi-tion, the Fund's Board of Trustees will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Portfolio of the Fund.

 The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorga-nization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's man-agement acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

 Each Portfolio of the Fund (except for the Money Market Portfolio) may lend its securities to qualified institutional investors (typically brokers, deal-ers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage opera-tions. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The terms and the structure and the aggregate amount of such loans must be consis-tent with the Investment Company Act of 1940, and the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that: (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral when-ever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan, which may include the Portfolio's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned se-curities and any increase in their market value. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, in-cluding the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settle-ment time of three business days. All relevant facts and circumstances, in-cluding the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, sub-ject to review by the Fund's Board of Trustees.

 At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities, so long as such fees are set forth in a written contract and ap-proved by the investment company's trustees. In addition, voting rights pass with loaned securities; but if a material event will occur affecting an in-vestment on loan, the loan must be called and the securities voted.

VANGUARD INTERFUND LENDING PROGRAM

 The SEC has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the re-quirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the pro-gram only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.

ILLIQUID SECURITIES

 Each Portfolio of the Fund may invest up to 15% of its net assets (10% with respect to the Money Market Portfolio) in illiquid securities. Illiquid secu-rities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Portfolio's books.

 The Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for these Portfolios to convert to cash if needed.

 If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the Portfolios' investment advisers determine the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advisers' decisions. The factors the Board considers in monitoring these deci-sions include the valuation of a security, the availability of qualified in-stitutional buyers, and the availability of information on the security's is-suer.

FOREIGN INVESTMENTS

 As indicated in the Prospectus, the International, Equity Index, Growth, Eq-uity Income, Small Company Growth, Balanced, Short-Term Corporate, High Grade Bond, and Money Market Portfolios may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies in-volves certain special considerations which are not typically associated with investing in U.S. companies.

 Country Risk. As foreign companies are not generally subject to uniform ac-counting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly avail-able information about certain foreign companies than about domestic compa-nies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

 Although each Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

 Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of these taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from its foreign investments.

 Currency Risk. Since the stocks of foreign companies are frequently denomi-nated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conver-sions between various currencies. The investment policies of the Portfolios permit them to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future cur-rency rates. Such contracts involve an obligation to purchase or sell a spe-cific currency at a future date at a price set at the time of the contract.

 FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Fed-eral income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or ac-quisition of any forward contract, futures contract, option or similar finan-cial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules ap-plicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures con-tracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be inte-grated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign cur-rency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be seg-regated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

COLLATERALIZED MORTGAGE OBLIGATIONS

 The High-Grade Bond Portfolio may invest in a relatively conservative class of collateralized mortgage obligations ("CMOs") which feature a high degree of cash flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, Vanguard purchases these less risky classes of collat-eralized mortgage obligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-qual-ity investment-grade ratings.

 The Short-Term Corporate Portfolio may invest in CMOs that are collateralized by whole loan mortgages or mortgage pass-through securities. The Short-Term Corporate Portfolio may also purchase privately-issued CMOs carrying invest-ment grade ratings. The bonds issued under a CMO structure are divided into groups with varying maturities, and the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. Under the CMO structure, the repayment of principal among the different groups is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" group of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that group of bonds is retired, the next group or groups, in the sequence, as specified in the pro-spectus, receive all of the principal payments until all of the groups are re-tired. Aside from market risk, the primary risk involved in any mortgage secu-rity, such as a CMO issuance, is its exposure to prepayment risk. To the ex-tent a particular group of bonds is exposed to this risk, the bondholder is generally compensated in the form of higher yield. In order to provide securi-ty, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Portfolio will invest in those CMOs that most appropriately reflect its aver-age maturity and market risks profile. Consequently, the Short-Term Corporate Portfolio invests only in CMOs with highly predictable short-term average ma-turities.

 The maturity of some classes of CMOs may be very difficult to predict because any such predictions are highly dependent upon assumptions regarding the pre-payments which CMOs may experience. Deviations in the actual prepayments expe-rienced may significantly affect the ultimate maturity of CMOs, and in such an event, the maturity and risk characteristics of CMOs purchased by the Portfo-lios may be significantly greater or less than intended. The possibility that rising interest rates may cause prepayments to occur at a slower than expected rate is known as extension risk. This particular risk may effectively change a CMO which was considered short- or intermediate-term at the time of purchase into a long-term security. Alternatively, there are certain classes of CMOs that are by design constructed to have highly predictable average maturities. Such CMOs will retain their relative predictability over a broad range of pre-payment experience. The Portfolios expect to control extension risk by pur-chasing these specific classes of CMOs which, in the advisers' opinion, are reasonably predictable.

FUTURES CONTRACTS AND OPTIONS

 Each Portfolio of the Fund (except the Money Market Portfolio) may enter into futures contracts, options, and options on futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading or to reduce transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regu-lated under the Commodity Exchange Act by the Commodity Futures Trading Com-mission ("CFTC"), a U.S. Government agency. Assets committed to futures con-tracts will be segregated to the extent required by law.

 Although futures contracts by their terms call for actual delivery or accept-ance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previ-ously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

 Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

 After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios of the Fund may earn interest income on their margin deposits.

 Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the se-curities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios of the Fund intend to use futures contracts only for bona fide hedging purposes.

 Regulations of the CFTC applicable to the Portfolios of the Fund require that all of its futures transactions constitute bona fide hedging transactions ex-cept to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Portfolios of the Fund will only sell futures con-tracts to protect securities they own against price declines or purchase con-tracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, the Portfolios of the Fund expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

 Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

 A Portfolio of the Fund will not enter into futures contracts transactions to the extent that, immediately thereafter, the sum of its initial margin depos-its on open contracts exceeds 5% of the Portfolio's total assets. In addition, each Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would ex-ceed 20% of the Portfolio's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

 Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instru-ments underlying future contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effec-tively hedge.

 The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid second-ary market.

 The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the ad-visers do not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

 Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a series could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a series of margin deposits in the event of bankruptcy of a broker with whom the series has an open position in a futures contract or related option.

 Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

 A Portfolio is required for Federal income tax purposes to recognize as in-come for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may af-fect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be re-quired to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

 In order for a Portfolio to continue to qualify for Federal income tax treat-ment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, inter-est, income derived from loans of securities, gains from the sale of securi-ties or foreign currencies, or other income derived with respect to its busi-ness of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

 Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes in-cluding unrealized gains at the end of a Portfolio's fiscal year on futures transactions. Such distributions will be combined with distributions of capi-tal gains realized on a Portfolio's other investments and shareholders will be advised on the nature of the payments.

                      FUNDAMENTAL INVESTMENT LIMITATIONS

 Each Portfolio of the Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Portfolios' shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Portfolios' net asset value, so long as shares representing more than 50% of the Portfolios' net assets value are present or represented by proxy; or (ii) more than 50% of the Portfolios' net asset value.

 BORROWING. Each Portfolio may not borrow money, except for temporary or emer-gency purposes in an amount not exceeding 15% of the Portfolio's net assets. Each Portfolio may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Portfolio may not make any additional investments whenever its outstanding borrowings exceed 5% of total assets.

 COMMODITIES. Each Portfolio may not invest in commodities, except that the Portfolios (except for the Money Market Portfolio) may invest in futures con-tracts and options transactions. No more than 5% of a Portfolio's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Portfolio's total assets may be invested in futures contracts or options at any time.

 DIVERSIFICATION. With respect to 75% of its total assets, each Portfolio may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in that issuer's se-curities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

 ILLIQUID SECURITIES.* Each Portfolio may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Portfolio may not invest more than 25% of its total assets in any one industry. (Except that for the Money Market Portfolio, this limitation does not apply to certificates of deposit and bankers accept-ances, and for all Portfolios, this limitation does not apply to securities issued by the U.S. Government, its agencies and instrumentalities.)

 INVESTING FOR CONTROL.* Each Portfolio may not invest in a company for the purpose of controlling its management.

 INVESTMENT COMPANIES.* Each Portfolio may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Portfolio acquires pursuant to Section 12 must have invest-ment objectives and investment policies consistent with those of the Portfo-lio.

 LOANS. Each Portfolio may not lend money to any person except by purchasing fixed income securities that are publicly distributed, lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN.* Each Portfolio may not purchase securities on margin or sell securi-ties short, except as permitted by the Portfolio's investment policies relat-ing to commodities.

 OIL, GAS, MINERALS.* Each Portfolio may not invest in interests in oil, gas or other mineral exploration or development programs.

 PLEDGING ASSETS.* Each Portfolio may not pledge, mortgage or hypothecate more than 5% of its net assets.

 PUT OPTIONS, CALL OPTIONS, STRADDLES AND SPREADS.* Each Portfolio may not in-vest in put or call options, or employ straddles or spreads, except as permit-ted by the Portfolio's investment policies relating to commodities.

 REAL ESTATE. Each Portfolio may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

 SENIOR SECURITIES. Each Portfolio may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. Each Portfolio may not engage in the business of underwriting securities issued by other persons. The Portfolio will not be considered an underwriter when disposing of its investment securities.

 The investment limitations set forth above are considered at the time invest-ment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

 None of these limitations prevents the Portfolios from participating in The Vanguard Group ("Vanguard"). As a member of the Group, each Portfolio may own securities issued by Vanguard, make loans to Vanguard, and contribute to Van-guard's costs or other financial requirements. See "Management of the Fund" for more information.
--------
 * The above asterisked items are operational, rather than fundamental, poli-cies for the Mid-Cap Index, Diversified Value, REIT Index, and Short-Term Cor-porate Portfolios of Vanguard Variable Insurance Fund. Accordingly, share-holder approval is not required in order to change these stated policies for the Mid-Cap Index, Diversified Value, REIT Index, and Short-Term Corporate Portfolios.

                                  SHARE PRICE

 Each Portfolio's share price, or "net asset value" per share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, on each day that the Exchange is open for trading.

 It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to ma-turity of any discount or premium, regardless of the impact of fluctuating in-terest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as deter-mined by amortized cost, is higher or lower than the price which the Portfolio would receive if it sold the instrument.

 The use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under the rule, the Portfolio must main-tain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the Trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, de-termined by methods approved by the Trustees to be of comparable quality.

 For the other Portfolios of the Fund, portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securi-ties is taken from the exchange where the security is primarily traded. Secu-rities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

 Short term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premi-um, which approximates market value.

 Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of se-curities as well as any developments related to specific securities.

 Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Portfo-lio is valued. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such se-curities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

 In determining a Portfolio's net asset value per share, all assets and lia-bilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stan-ley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

 Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

                              PURCHASE OF SHARES

 Each Portfolio of the Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Port-folio, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary ac-counts or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

 The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not rea-sonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

                 CALCULATION OF YIELD (MONEY MARKET PORTFOLIO)

 The current yield of the Fund's Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiply-ing it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such ad-ditional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends rein-vested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

 Set forth below is an example, for purposes of illustration only, of the cur-rent and effective yield calculations for the Money Market Portfolio for the 7-day base period ending September 30, 1998.

                                                                    MONEY MARKET
                                                                     PORTFOLIO
                                                                    ------------
                                                                     9/30/1998
                                                                    ------------
   Value of account at beginning of period.........................   $1.00000
   Value of same account at end of period*.........................    1.00103
                                                                      --------
   Net Change in account value.....................................   $ .00103
                                                                      ========

--------
* Exclusive of any capital changes.

                                                                    MONEY MARKET
                                                                     PORTFOLIO
                                                                    ------------
                                                                     9/30/1998
                                                                    ------------
   Annualized Current Net Yield
   (Net Change X /365/7/) / average net asset value................      5.37%
                                                                      =======
   Effective Yield
   [(Net Change) + 1]/365/7/ -1....................................      5.50%
                                                                      =======
   Average Weighted Maturity of investments........................   75 days
                                                                      =======

 The net asset value of a share of the Money Market Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of the Portfolio will fluctu-ate. The Fund has obtained private insurance that partially protects the Money Market Portfolio against default of principal or interest payments on the in-struments it holds and against bankruptcy by issuers and credit enhancers of these instruments. Treasury and other U.S. Government securities held by the Portfolio are excluded from this coverage. The annualization of a week's divi-dend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Portfolio and other factors. Yields are one basis investors may use to analyze the Portfolio and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the fac-tors set forth in the preceding sentence, differences in the time periods com-pared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

                       CALCULATION OF TOTAL RETURN

  The Mid-Cap Index, Diversified Value, REIT Index, and Short-Term Corporate Portfolios had not yet commenced operations as of the date of this Statement of Additional Information.

  However, from time to time, quotations of the Portfolios' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the fol-lowing manner:

AVERAGE ANNUAL TOTAL RETURN

  Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of each Portfo-lio, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Portfolios' shares and as-sume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following for-mula (average annual total return is then expressed as a percentage):

                            T = (ERV/P)/1//N-1

  Where:

    T   =average annual total return

    P   =a hypothetical initial investment of $1,000

    n   =number of years

    ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

CUMULATIVE TOTAL RETURN

  Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of each Portfolios' shares and assume that all dividends and capital gains distributions during the period were re-invested in Portfolio shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such peri-ods, according to the following formula (cumulative total return is then ex-pressed as a percentage):

                              C = (ERV/P)-1

  Where:

    C   =cumulative total return

    P   =a hypothetical initial investment of $1,000

    ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                            YIELD AND TOTAL RETURN

 The yield of each Portfolio of the Fund (except the Money Market Portfolio) for the 30-day period ended September 30, 1998, is set forth below*. Yields are calculated daily for each Portfolio. Premiums and discounts on asset-backed securities are not amortized.

   High-Grade Bond Portfolio.............................................. 5.58%
   Balanced Portfolio..................................................... 3.67%
   Equity Index Portfolio................................................. 1.41%
   Equity Income Portfolio................................................ 2.69%
   Growth Portfolio....................................................... 0.70%
   International Portfolio................................................  N/A
   High Yield Bond Portfolio.............................................. 9.44%
   Small Company Growth Portfolio......................................... 0.99%

--------

* Please note: The Mid-Cap Index, Diversified Value, REIT Index, and Short-Term Corporate Portfolios did not begin investment operations until February 9, 1999.

 The average annual total return of each Portfolio of the Fund (except the Money Market Portfolio) for one year and the period since inception, is set forth below+:

                                      ONE YEAR ENDED FIVE YEARS ENDED   SINCE
                                        9/30/1998       9/30/1998     INCEPTION*
                                      -------------- ---------------- ----------
   High-Grade Bond Portfolio.........     11.36 %          7.08%        8.36 %
   Balanced Portfolio................      7.26 %         14.90%       13.77 %
   Equity Index Portfolio............      8.97 %         19.76%       17.03 %
   Equity Income Portfolio...........     11.19 %         17.71%       18.03 %
   Growth Portfolio..................     17.37 %         21.97%       21.13 %
   International Portfolio...........     (8.74)%            N/A        8.20 %
   High Yield Bond Portfolio.........      3.85 %            N/A        9.66 %
   Small Company Growth Portfolio....    (20.10)%            N/A       (1.72)%

--------
* Since Inception:
Equity Index Portfolio and High-Grade Bond Portfolio--April 29, 1991 Balanced Portfolio--May 23, 1991
Equity Income Portfolio and Growth Portfolio--June 7, 1993
International Portfolio--June 3, 1994
  High Yield Bond Portfolio and Small Company Growth Portfolio--April 29,
  1996

+ Please note: The Mid-Cap Index, Diversified Value, REIT Index and Short-Term
 Corporate Portfolio did not begin investment operations until February 9, 1999.

 Total return is computed by finding the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the invest-ment.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

 The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose its Officers. The following is a list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's Trustees and Officers own less than 1% of the outstanding shares of each Portfolio of the Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury. The mailing ad-dress of the Trustees and Officers of the Fund is Post Office Box 876, Valley Forge, Pennsylvania 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928) Trustee
Director of The Great Atlantic and Pacific Tea Co. (Retail Stores), IKON Of-fice Solutions, Inc. (Office Products), Raytheon Co. (Defense/Electronics), Knight-Ridder, Inc. (Publishing), Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley Col-lege.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Commit-tee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co.,

Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Re-search and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Re-search Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Direc-tor of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Prod-ucts Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee

President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gam-ble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Explora-tion Co. (Energy); formerly Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chair-man and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Prod-ucts); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*

Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, (DOB: 9/13/1946) Controller*

Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
--------
*Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP

 Vanguard Variable Insurance Fund is a member of The Vanguard Group of Invest-ment Companies, which consists of more than 30 investment companies (the "Funds"). Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribu-tion services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

 Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equip-ment. Each Fund pays its share of Vanguard's total expenses which are allo-cated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses such as legal, au-diting and custodian fees.

 The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external ad-viser for the Funds.

 Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons as-sociated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to en-gage in personal securities transactions. However, such transactions are sub-ject to procedures and guidelines similar to, and in many cases more restric-tive than, those recommended by a blue ribbon panel of mutual fund industry executives.

 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At September 30, 1998, the Fund had contributed capital of $763,000 to Vanguard (included in other assets) representing 1.09% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current net assets in Vanguard, and
(b) there is no other limitation on the dollar amount that each Vanguard Fund may contribute to Vanguard's capitalization.

 MANAGEMENT. Corporate management and administrative services include: (1) ex-ecutive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian rela-tionships; (6) shareholder reporting; and (7) review and evaluation of advi-sory and other services provided to the Funds by third parties. During the fiscal year ended September 30, 1998, the Fund's allocated share of Vanguard's actual net costs of operation relating to management and administrative serv-ices (including transfer agency) totaled approximately $6,861,000.

 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the Funds in the Group. The principal distribution expenses are for adver-tising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of Vanguard. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

 One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group; provided, however, that no Fund's aggregate quarterly rate of contri-bution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for The Vanguard Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended September 30, 1998, the Fund incurred approximately $668,000 of The Vanguard Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average month-end net assets.

 INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to several Vanguard Funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compen-sation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal years ended September 30, 1996, September 30, 1997, and September 30, 1998, the Fund paid approximately $60,000, $89,000 and $110,000 of Vanguard's expenses relating to investment advisory services.

TRUSTEE COMPENSATION

 The individuals in the following table serve as Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.

 INDEPENDENT TRUSTEES. The Funds compensate their independent Trustees -- that is, the ones who are not also officers of the Fund -- in three ways:

 . The independent Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

 . The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

 . Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of serv-ice. This annual fee is paid for ten years following retirement, or until each Trustee's death.

 "INTERESTED" TRUSTEES. The Funds' interested Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. Howev-er, they are paid in their role as officers of The Vanguard Group, Inc.

 COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Funds upon retirement, and the total amount of com-pensation paid to each Trustee by all Vanguard Funds. All information shown is for the fiscal year ended September 30, 1998:


                       VANGUARD VARIABLE INSURANCE FUND
                              COMPENSATION TABLE

                          AGGREGATE   PENSION OR RETIREMENT    ESTIMATED      TOTAL COMPENSATION
                         COMPENSATION  BENEFITS ACCRUED AS  ANNUAL BENEFITS FROM ALL VANGUARD FUNDS
NAMES OF TRUSTEES         FROM FUND   PART OF FUND EXPENSES UPON RETIREMENT  PAID TO TRUSTEES/(1)/
-----------------        ------------ --------------------- --------------- -----------------------
John C. Bogle                 --               --                   --                  --
John J. Brennan               --               --                   --                  --
Barbara Barnes
 Hauptfuhrer                 $768             $104              $15,000             $75,000
JoAnn Heffernan Heisen       $192             $ 45              $15,000             $18,750
Robert E. Cawthorn/(2)/      $512             $ 69              $ 6,000             $50,000
Bruce K. MacLaury            $804             $ 77              $12,000             $70,000
Burton G. Malkiel            $773             $ 75              $15,000             $75,000
Alfred M. Rankin, Jr.        $768             $ 55              $15,000             $75,000
John C. Sawhill              $768             $ 69              $15,000             $75,000
James O. Welch, Jr.          $768             $ 80              $15,000             $75,000
J. Lawrence Wilson           $768             $ 58              $15,000             $75,000

/(1)/ The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Trustee of 36 Vanguard Funds (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).
/(2)/ Mr. Cawthorn has retired from the Fund's Board, effective May 31, 1998.

                         INVESTMENT ADVISORY SERVICES

 The Money Market, High-Grade Bond, Equity Index, REIT Index, Mid-Cap Index, and Short-Term Corporate Portfolios of the Fund receive investment advisory services on an "internalized," at-cost basis from an experi-enced investment management staff employed directly by Vanguard. The invest-ment management staff is supervised by the senior Officers of the Fund. Van-guard's Fixed Income Group provides advisory services for the Money Market, High-Grade Bond and Short-Term Corporate Portfolios, and Vanguard's Core Man-agement Group provides advisory services to the Equity Index, REIT Index, and Mid-Cap Index Portfolios.

 Vanguard's investment management staff is also responsible for the allocation of principal business and portfolio brokerage and the negotiation of commis-sions. For the Money Market Portfolio, the purchase and sale of investment se-curities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or mar-ket maker for the securities. There will usually be no brokerage commissions paid by the Money Market Portfolio for such purchases. Purchases from under-writers of securities will include a commission or concession paid by the is-suer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

 In placing portfolio transactions, Vanguard's advisory staff uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In selecting broker-dealers to execute securities transactions for the Portfolios, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution, and operational capabilities of com-peting broker-dealers; and the brokerage and research services provided to the Fund.

 The investment policies of each of the Portfolios may lead to frequent changes in investments, particularly in periods of rapidly fluctuating inter-est rates. A change in securities held by a Portfolio is known as "portfolio turnover" and may involve the payment by the Portfolio of dealer mark-ups, un-derwriting commissions, and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for the Portfolios is set forth under the heading "Fi-nancial Highlights" in the Vanguard Variable Insurance Fund Prospectus. The portfolio turnover rate is not a limiting factor when management deems it de-sirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rates in future years will vary significantly from the rates in recent years.

THE BALANCED AND HIGH YIELD BOND PORTFOLIOS' INVESTMENT ADVISORY AGREEMENTS

 The Fund employs Wellington Management Company, LLP ("WMC") to manage the in-vestment and reinvestment of the assets included in the Fund's Balanced Port-folio and to continuously review, supervise and administer the Balanced Port-folio's investment program. WMC discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.

 The Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Balanced Portfolio's average month-end net assets for the quarter:

   NET ASSETS                                                             RATE
   ----------                                                             -----
   First $500 million.................................................... .100%
   Next $500 million..................................................... .050%
   Over $1 billion....................................................... .040%

 Effective with the quarter ending June 30, 1997, the quarterly payment to the Adviser has been increased or decreased by applying an incentive/penalty ad-justment reflecting the investment performance of the Balanced Portfolio rela-tive to the investment performance of a "Composite Index", 65% of which is comprised of the Standard & Poor's 500 Composite Stock Price Index (the "Stock Index") and 35% of which is comprised of the Lehman Long-Term Corporate AA or Better Bond Index (the "Bond Index").

 The following table sets forth the adjustment factors to the base advisory fee payable by the Fund to WMC with respect to the Balanced Portfolio under this investment advisory agreement.

         CUMULATIVE 36-MONTH
         PERFORMANCE VS. THE                    PERFORMANCE FEE
         COMPOSITE INDEX                          ADJUSTMENT*
         -------------------                   -----------------
         Less than -6%........................ -0.20 X Basic Fee
         Between -6% and -3%.................. -0.10 X Basic Fee
         Between -3% and +3%..................     0 X Basic Fee
         Between +3% and +6%.................. +0.10 X Basic Fee
         More than +6%........................ +0.20 X Basic Fee

              --------
              *For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate against average assets over the same time period which the performance is measured.

 Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending June 30, 1999. Until that date, a "blended" fee rate consisting of varying percent-ages of (i) the performance adjustment based on the schedule set forth above (the "new rate"/1/), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with the advis-er/2/ (the "previous rate") shall be used as follows:

    1. QUARTER ENDING SEPTEMBER 30, 1996. The incentive/penalty fee was cal-culated as the sum of 8.3% (e.g., one of 12 quarters) of the fee payable under the new rate plus 91.7% (e.g., 11 of 12 quarters) of the fee payable under the previous rate.

    2. QUARTER ENDING DECEMBER 31, 1996. The incentive/penalty fee was calcu-lated as the sum of 16.6% of the fee payable under the new rate plus 83.4% of the fee payable under the previous rate.

    3. QUARTER ENDING MARCH 31, 1997. The incentive/penalty was calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.

    4. QUARTER ENDING JUNE 30, 1997. The incentive/penalty fee was calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.

    5. QUARTER ENDING SEPTEMBER 30, 1997. The incentive/penalty fee was cal-culated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.

    6. QUARTER ENDING DECEMBER 31, 1997. The incentive/penalty fee was calcu-lated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.

    7. QUARTER ENDING MARCH 31, 1998. The incentive/penalty fee was calcu-lated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

    8. QUARTER ENDING JUNE 30, 1998. The incentive/penalty fee was calculated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

    9. QUARTER ENDING SEPTEMBER 30, 1998. The incentive/penalty fee was cal-culated as the sum of 75% of the fee payable under the new rate plus 25% of the fee payable under the previous rate.
--------

/1/The benchmark used for the new rate calculation will consist of linking the return of the "new" benchmark (Lehman Long-Term Corporate AA or Better Bond Index) to the return of the "previous" benchmark (Salomon Brothers High-Grade Corporate Bond Index) in the same varying percentages that are listed below.

/2/The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .015% per annum (.00375% per quarter) of the first $500 million of the average month-end assets of the Fund and .010% per annum (.0025% per quarter) of the average month-end as-sets of the Fund over $500 million if the Fund's investment performance for the thirty-six months preceding the end of the quarter was six percentage points or more above or below, respectively, the investment record of a "Combined Index" which included the Salomon Brothers High-Grade Corporate Bond Index for the debt portion of the Combined Index.

    10. QUARTER ENDING DECEMBER 31, 1998. The incentive/penalty fee was cal-culated as the sum of 83.4% of the fee payable under the new rate plus 16.6% of the fee payable under the previous rate.

    11. QUARTER ENDING MARCH 31, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.

    12. QUARTER ENDING JUNE 30, 1999. New rate fully operable.

 For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the Portfolio shall be averaged over the same period as the investment performance of the Portfolio and the investment record of the Composite Index are computed. The "investment performance" of the Portfolio for the period, expressed as a percentage of the Portfolio's net asset value per share at the beginning of the period shall be the sum of: (i) the change in the Portfolio's net asset value per share during such period;
(ii) the value of the Portfolio's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the Portfolio for undistributed realized long-term capital gains.

 The "investment record" of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Stock Index during the period and (ii) the value, computed consistently with the Stock Index, of cash dis-tributions having an ex-dividend date occurring within the period made by com-panies whose securities comprise the Stock Index. The "investment record" of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (i) the change in the level of the Bond Index during the period, and (ii) the value of the in-terest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis. Computation of these two components as the Composite Index shall be made on the basis of 65% in the Stock Index and 35% in the Bond Index at the beginning of each quarter.

 In April, 1972, the Securities and Exchange Commission ("the Commission") is-sued Release No. 7113 under the 1940 Act to call the attention of trustees and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differ-ences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the Commission) indicate that as a "rule of thumb' the performance difference should be at least more or less than 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered "significant'." The Board of Trustees of Vanguard Variable In-surance Fund has fully considered the Commission's Release and believes that the performance adjustments as included in the above mentioned agreement are appropriate, although not within the more or less than 10 percentage point per year range sug-gested in the Release. Under the investment advisory agreement between Van-guard Variable Insurance Fund and WMC, the maximum performance adjustment is made at a difference of more or less than 6 percentage points from the performance of the in-dex over a thirty-six month period, which would effectively be the equivalent of approximately more or less than 2 percentage points difference per year.

 The present agreement with respect to the Balanced Portfolio is renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Trustees of the Fund on 60 days' written notice to WMC, or (2) by WMC upon 90 days' written notice to the Fund.

 During the fiscal years ended September 30, 1996, September 30, 1997, and September 30, 1998, the Fund incurred investment advisory fees with respect to the Balanced Portfolio of approximately $310,000 (before an increase of $1,000 based on performance), $397,000 (before a decrease of $6,000 based on perfor-mance), and $514,000 (before a decrease of $68,000 based on performance) re-spectively, to WMC.

 The Fund also employs WMC to manage the investment and reinvestment of the assets of the Fund's High Yield Bond Portfolio and to continuously review, su-pervise and administer the investment program for such Portfolio. WMC dis-charges its responsibilities subject to the control of the Officers and Trust-ees of the Fund.

 The Fund pays WMC a basic advisory fee at the end of each fiscal quarter cal-culated by applying a quarterly rate, based on an annual percentage rate of
 .06% to the average month-end net assets of the High Yield Bond Portfolio for the quarter.

 The present agreement with respect to the High Yield Bond Portfolio continues for successive one-year periods, only if each renewal is specifically approved at least annually by a vote of the Fund's Board of Trustees, including the af-firmative votes of a majority of those Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such ap-proval. The agreement may be terminated by the Fund at any time, without pen-alty, by vote of the Board of Trustees of the Fund on 60 days' written notice to WMC, or by WMC on 90 days' written notice to the Fund. The agreement will automatically terminate in the event of its assignment.

 During the fiscal period ended September 30, 1996 and the fiscal years ended September 30, 1997 and September 30, 1998, the Fund incurred investment advi-sory fees with respect to the High Yield Bond Portfolio of approximately $3,000, $34,000 and $74,000 respectively, to WMC.

 DESCRIPTION OF WMC. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

THE GROWTH PORTFOLIO INVESTMENT ADVISORY AGREEMENT

 The Fund entered into an investment advisory agreement with Lincoln Capital Management Company ("Lincoln") under which Lincoln manages the investment and reinvestment of the assets included in the Fund's Growth Portfolio and contin-uously reviews, supervises and administers the Fund's Growth Portfolio. Lin-coln will invest or reinvest such assets predominantly in U.S. securities. Lincoln discharges its responsibilities subject to the control of the Officers and Trustees of the Fund. Under this agreement the Fund pays Lincoln an advi-sory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual rate of .15% to the Portfolio's average month-end net assets for the quarter.

 The agreement with Lincoln is renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the pur-pose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Trustees on sixty (60) days' written notice to Lincoln, or (2) by Lincoln upon ninety (90) days' written notice to the Fund. During the fiscal years ended September 30, 1996, September 30, 1997, and September 30, 1998, the Fund paid investment advisory fees of approximately $333,000, $575,000, and $859,000 respectively to Lincoln.

DESCRIPTION OF LINCOLN

 Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: Timothy H. Ubben, Chairman; J. Parker Hall III, Chief Executive Officer; Kenneth R. Meyer, President; Ray B. Zemon, Executive Vice President; David M. Fowler, Executive Vice President; Richard W. Knee, Execu-tive Vice President; and Jay H. Freedman, Executive Vice President.

THE EQUITY INCOME PORTFOLIO INVESTMENT ADVISORY AGREEMENT

 The Fund employs Newell Associates, 525 University Avenue, Palo Alto, Cali-fornia 94301 ("Newell"), to manage the investment and reinvestment of the as-sets of the Equity Income Portfolio and to continuously review, supervise and administer the Portfolio's investment program. Newell discharges its responsi-bilities subject to the control of the Officers and Trustees of the Fund.

 The Fund pays Newell an advisory fee at the end of each fiscal quarter, cal-culated by applying a quarterly rate, based on an annual percentage rate of
 .10%, to the average month-end net assets of the Portfolio for the quarter.

 The agreement is renewable for successive one-year periods, only if each re-newal is specifically approved by a vote of the Fund's Board of Trustees, in-cluding the affirmative votes of a majority of the Trustees who are not par-ties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of consid-ering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Trustees of the Fund on 60 days' written notice to the Adviser, or
(2) by the Adviser upon 90 days' written notice to the Fund. During the fiscal years ended September 30, 1996, September 30, 1997, and September 30, 1998, the Fund paid investment advisory fees of approximately $123,000, $203,000, and $357,000 respectively to Newell.

DESCRIPTION OF THE ADVISER

 Newell is a California corporation of which 90% of its outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Roger D. Newell, Chairman, Jennifer C. Newell, President, Robert A. Huret, Vice Chairman and Alan E. Rothenberg, Di-rector.

THE INTERNATIONAL PORTFOLIO INVESTMENT ADVISORY AGREEMENT

 The Fund has entered into an investment advisory agreement with Schroder Cap-ital Management International, Inc. ("Schroder Capital") under which Schroder Capital, through its Schroder Capital Management International, London, En-gland, branch, supervises and administers the International Portfolio's in-vestment program. In this regard, it is the responsibility of Schroder Capital to make decisions relating to the International Portfolio's investment in for-eign securities and to place the International Portfolio's purchase and sale orders for such securities. Schroder Capital will invest or reinvest the as-sets of the International Portfolio predominantly in foreign (non-U.S.) secu-rities. Schroder Capital discharges its responsibilities subject to the con-trol of the Officers and Trustees of the Fund.

 As compensation for the services rendered by Schroder Capital under the agreement, the Fund pays Schroder Capital at the end of each of the Fund's fiscal quarters, a Basic Fee calculated by applying an annual percentage rate of 0.125% to the average value of the month-end net assets of the Interna-tional Portfolio for the quarter.

 The Basic Fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of the International Portfolio relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index ("EAFE") as follows:

         THREE YEAR PERFORMANCE            ANNUAL INCENTIVE (+)/
         DIFFERENTIAL VS. EAFE             PENALTY (-) FEE RATE
         ----------------------            ---------------------
         +12% or above....................       +0.0500%
         Between +6% and +12%.............       +0.0250%
         Between +6% and -6%..............            -0-
         Between -6% and -12%.............       -0.0250%
         -12% or below....................       -0.0500%

 The incentive/penalty fee adjustment was not fully operable until the quarter ending June 30, 1997, and, until that date, was calculated according to cer-tain transition rules. For quarters ending after March 31, 1995 and prior to June 30, 1997, the incentive/penalty fee adjustment was computed based on a comparison of the investment performance of the Portfolio and that of the EAFE Index over the number of months that have elapsed between July 1, 1994 and the end of the quarter for which the fee is computed. Since June 30, 1997, the number of months used to calculate the incentive/penalty fee adjustments has been 36.

 For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the International Portfolio are averaged over the same period as the investment performance of the International Port-folio and the investment record of the EAFE Index are computed.

 The investment performance of the International Portfolio for such period, expressed as a percentage of the net asset value per share of the Interna-tional Portfolio at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the International Portfolio during such period; (ii) the value of the cash distributions per share of the Inter-national Portfolio accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the International Portfo-lio on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of re-alized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Inter-national Portfolio at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and divi-dends and the date on which provision is made for such taxes, after giving ef-fect to such distributions, dividends and taxes. The investment record of the EAFE Index for any period, expressed as a percentage of the EAFE Index level at the beginning of such period, shall be the sum of (i) the change in the level of the EAFE Index during such period and (ii) the value, computed con-sistently with the EAFE Index, of cash distributions made by companies whose securities comprise the EAFE Index accumulated to the end of such period. For this purpose cash distributions on the securities which comprise the EAFE In-dex shall be treated as reinvested in the EAFE Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The foregoing notwithstanding, any computation of the investment performance of the International Portfolio and the investment record of the EAFE index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

 The Trustees believe that the EAFE Index is an appropriate standard against which the investment performance of the Fund's International Portfolio can be measured. The EAFE Index is the only index available which covers the major international markets outside North America. The weighting of securities in the EAFE Index is based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding.

 The agreement with Schroder Capital may be continued in accordance with the same provisions applicable to the Fund's agreement with Lincoln. During the fiscal years ended September 30, 1996, September 30, 1997, and September 30, 1998, the Fund paid investment advisory fees of approximately $204,000 (in-cluding an increase of $42,000 based on performance), $315,000 (including an increase of $60,000 based on performance), and $351,000 (including an increase of $62,000 based on performance), respectively, to Schroder Capital.

DESCRIPTION OF SCHRODER CAPITAL

 Schroder Capital is the London branch office of Schroder Capital Management International, Inc. Schroder Capital is a wholly-owned subsidiary of Schroders Incorporated, 787 7th Avenue, New York, New York.

 Schroders PLC is the holding company parent of a large world-wide group of banks and financial service companies (referred to as "The Schroder Group") with associated companies and branch and representative offices located in eighteen countries.

 The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $170 billion. Schro-der Capital Management International was established in London in 1979 to man-age international portfolios for U.S. institutions.

THE SMALL COMPANY GROWTH PORTFOLIO INVESTMENT ADVISORY AGREEMENT

 The Fund entered into an investment advisory agreement with Granahan Invest-ment Management, Inc. ("Granahan") under which Granahan manages the investment and reinvestment of the Small Company Growth Portfolio and continuously re-views, supervises and administers the Portfolio's investment program with re-spect to those assets. Granahan discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.

 The Fund pays Granahan a Basic fee at the end of each fiscal quarter, calcu-lated by applying a quarterly rate based on an annual percentage rate of 0.15% to the average month-end net assets of the Portfolio for the quarter.

 The basic advisory fee may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment per-formance of the Portfolio relative to the investment record of the Small Com-pany Growth Fund Stock Index (the "Index") over the same period as follows:

               CUMULATIVE 36-MONTH                            PERFORMANCE FEE
               PERFORMANCE VS. THE INDEX                        ADJUSTMENT*
               -------------------------                     -----------------
               Trails by -12% or more                        -0.50 x Basic Fee
               Trails by more than -6% up to -12%            -0.25 x Basic Fee
               Trails/exceeds from -6% through 6%             0.00 x Basic Fee
               Exceeds by more than 6% but less than 12%     +0.25 x Basic Fee
               Exceeds by 12% or more                        +0.50 x Basic Fee

--------
*For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

 Until the quarter ending December 31, 2000, the performance adjustment for Granahan will be calculated according to the following transition rules:

  1. Quarter Ending March 31, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the eleven quarters ending December 31, 1997 with that of the Index for the quar-ter ending March 31, 1998.

  2. Quarter Ending June 30, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the ten quarters ending December 31, 1997 with that of the Index for the two quarters ending June 30, 1998.

  3. Quarter Ending September 30, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the nine quarters ending December 31, 1997 with that of the Index for the three quarters ending September 30, 1998.

  4. Quarter Ending December 31, 1998. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the eight quarters ending December 31, 1997 with that of the Index for the four quarters ending December 31, 1998.

  5. Quarter Ending March 31, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the seven quarters ending December 31, 1997 with that of the Index for the five quarters ending March 31, 1999.

  6. Quarter Ending June 30, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the six quarters ending December 31, 1997 with that of the Index for the six quarters ending June 30, 1999.

  7. Quarter Ending September 30, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the five quarters ending December 31, 1997 with that of the Index for the seven quarters ending September 30, 1999.

  8. Quarter Ending December 31, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the four quarters ending December 31, 1997 with that of the Index for the eight quarters ending December 31, 1999.

  9. Quarter Ending March 31, 2000. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the three quarters ending December 31, 1997 with that of the Index for the nine quarters ending March 31, 2000.

  10. Quarter Ending June 30, 2000. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the two quarters ending December 31, 1997 with that of the Index for the ten quarters ending June 30, 2000.

  11. Quarter Ending September 30, 2000. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the quarter ending December 31, 1997 with that of the Index for the eleven quarters ending September 30, 2000.

  12. Quarter Ending December 31, 2000. The Index shall be fully operable.

 The agreement is renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the In-vestment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automat-ically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Trustees of the Fund on 60 days' writ-ten notice to Granahan, or (2) by Granahan upon 90 days' written notice to the Fund. During the fiscal years ended September 30, 1997 and September 30, 1998, the Fund paid investment advisory fees of approximately $107,000 (before a de-crease of $22,000 based on performance), and $196,000 (before a decrease of $55,000 based on performance), respectively, to Granahan.

DESCRIPTION OF GRANAHAN INVESTMENT MANAGEMENT, INC.

 Granahan is a professional investment advisory firm founded in 1985. As of September 30, 1998, Granahan held discretionary management authority with re-spect to approximately $1.1 billion in assets. John J. Granahan is portfolio manager of the assets of the Small Company Growth Portfolio.

THE DIVERSIFIED VALUE PORTFOLIO INVESTMENT ADVISORY AGREEMENT

 The Fund has entered into an investment advisory agreement with Barrow, Han-ley, Mewhinney & Strauss, Inc. ("BHM&S") to manage the Diversified Value Port-folio. Under this agreement, BHM&S manages the investment and reinvestment of the Portfolio and continuously reviews, supervises and administers the invest-ment program of the Portfolio with respect to those assets. BHM&S discharges its responsibilities subject to the control of the Officers and Trustees of the Company.

 The Fund pays BHM&S an advisory fee at the end of each fiscal quarter, calcu-lated by applying a quarterly rate based on an annual percentage rate of 0.125% to the average month-end net assets of the Portfolio for the quarter.

 The basic advisory fee may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment per-formance of the Portfolio relative to the investment record of the Standard & Poor's/BARRA Value Index (the "Index") over the same period as follows:

   CUMULATIVE 36-MONTH                                          PERFORMANCE FEE
   PERFORMANCE VS. THE INDEX                                      ADJUSTMENT*
   -------------------------                                   -----------------
   Trails by -9% or more...................................... -0.25 X Basic Fee
   Trails by more than -6% up to -9%.......................... -0.15 X Basic Fee
   Trails/exceeds from -6% through 6%.........................  0.00 X Basic Fee
   Exceeds by more than 6% but less than 9%................... +0.15 X Basic Fee
   Exceeds by 9% or more...................................... +0.25 X Basic Fee

--------

* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

 Until the quarter ending December 31, 2001, the performance adjustment for BHM&S will be calculated according to the following transition rules:

  1. December 29, 1998 through September 30, 1999. The incentive/penalty fee adjustment shall not be operable, and BHM&S will be paid the Basic Fee set forth above.

  2. Quarter Ending December 31, 1999, Through Quarter Ending December 31, 2001. The incentive penalty fee adjustment shall be calculated based on a comparison of the Portfolio's investment performance and that of the Index over the number of months that have elapsed between December 31, 1998 and the end of the quarter for which the fee is computed. The num-ber of percentage points by which the Portfolio's investment performance must exceed or fall below that of the Index shall increase proportion-ately from 3 percentage points and 2 percentage points, respectively, for the twelve months ended December 31, 1999 to 9 percentage points and 6 percentage points, respectively, for the thirty-six months ended De-cember 31, 2001.

 The BARRA Value Index includes stocks in the Standard and Poor's 500 Compos-ite Stock Price Index with lower than average rates of market price to book value. These types of stocks are often referred to as "value" stocks.

 The Diversified Value Portfolio did not commence investment operations until February 9, 1999.

DESCRIPTION OF BARROW, HANLEY, MEWHINNEY & STRAUSS

 BHM&S is a Texas corporation controlled by the following officers of BHM&S:
James Purdy Barrow, Principal; Bryant Miller Hanley, Jr., President, Secretary and Treasurer; Michael Christopher Mewhinney, Principal; and John Luke Strauss, Principal.

 Pursuant to an order of the Securities and Exchange Commission granting exemptive relief from the Investment Company Act of 1940, the Fund's Board of Trustees may, without the approval of shareholders, provide for:

  A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

  B. A change in the terms of an advisory agreement.

  C. The continued employment of an existing adviser on the same advisory con-tract terms where a contract has been assigned because of a change in control of the adviser.

Any such change will be communicated to shareholders in writing.

                            PORTFOLIO TRANSACTIONS

 The investment advisory agreements authorize WMC, Lincoln, Newell, Granahan, Schroder Capital BHM&S, Vanguard Core Management, and Vanguard Fixed Income Group, (the "Advisers") (with the approval of the Fund's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios of the Fund and directs the Advisers to use their best efforts to obtain the best available price and most favora-ble execution as to all transactions for the Portfolios. The Advisers have un-dertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

 In placing portfolio transactions for their respective Portfolios, the Advis-ers will use their best judgment to choose the broker most capable of provid-ing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services avail-able will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the bro-kerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Portfolios of the Fund and/or the Advisers. Research services may include, but are not limited to, individual company and industry analysis, and investment publications. The Advisers consider such information useful in the performance of their obligations under the agreement but are un-able to determine the amount by which such services may reduce their expenses.

 The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Trustees, the Advisers may cause the Portfo-lios of the Fund to pay a broker-dealer which furnishes brokerage services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall re-sponsibilities of the Advisers to their respective Portfolios and the other Funds in the Group.

 Currently, it is the Fund's policy that the Advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. The Advisers will only pay such higher commis-sions if they believe this to be in the best interest of the Portfolios of the Fund. Some brokers or dealers who may receive such higher commissions in rec-ognition of brokerage services related to execution of securities transactions are also providers of research information to the Advisers and/or the Bal-anced, Growth, Equity Income, International, Diversified Value, and REIT Index Portfolios of the Fund. However, the Advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

 Some securities considered for investment by the Portfolios of the Fund may also be appropriate for other Funds and/or clients served by the Advisers. If purchase or sale of securities consistent with the investment policies of the Portfolios of the Fund and one or more of these other Funds or clients served by the Advisers are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Advisers.

 During the fiscal years ended September 30, 1996, September 30, 1997, and September 30, 1998, the Fund paid approximately $727,657, $988,459 , and $1,328,713 in brokerage commissions.

                             PERFORMANCE MEASURES

 Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

 Each of the investment company members of The Vanguard Group, including Van-guard Variable Insurance Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--contains the stocks of 500 of the largest domestic companies.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000 Index.

WILSHIRE 5000 EQUITY INDEX--consists of nearly 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of over 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000, representing approximately 7% of the Russell 3000 total mar-ket capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market val-ue-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mort-gage Association.

SALOMON BROTHERS HIGH GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains over 5,500 individually priced investment-grade corporate bonds and foreign dollar-denominated bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities with market value of over $4.5 trillion.

LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all U.S. Treasury bonds with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN BROTHERS CORPORATE BOND INDEX--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 3,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Cor-porate Bond Index covering all corporate, publicly issued, fixed-rate, noncon-vertible U.S. debt issues rated at least Baa, with at least $100 million prin-cipal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current-coupon high grade general-obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, non- callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial In-dex.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Cor-porate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper de-fines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average perfor-mance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analyt-ical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of av-erage non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER VARIABLE INVESTMENT PRODUCT PERFORMANCE ANALYSIS--a monthly publication that lists variable annuity and variable life separate accounts, and provides information on assets, asset rankings, unit values (month-end), performance and performance rankings.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed in-come funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

VARDS AVERAGE CONTRACT EXPENSE--tables that list the average total expenses of variable annuity contracts sold in the United States. The average is based upon a hypothetical $25,000 investment in each variable annuity contract cov-ered by the study.

MORNINGSTAR'S BENCHMARK-VARIABLE ANNUITY--average total expenses of variable annuity contracts sold in the United States. With respect to the contract charges, Morningstar lists a dollar amount which Vanguard converts to basis points for comparison. This conversion is based on a $25,000 investment in a variable annuity.

                             FINANCIAL STATEMENTS

 The Fund's Financial Statements and financial highlights, for the year ended September 30, 1998, appearing in the Vanguard Variable Insurance Fund Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge. Please note, the REIT Index, Mid-Cap Index, Short-Term Corporate, and Diversified Value Portfolios did not begin opera-tions until December 29, 1998.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

 Commercial paper rated A-1 by Standard & Poor's has the following character-istics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's in-dustry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) fi-nancial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

VARIABLE AMOUNT MASTER DEMAND NOTES

 Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be trad-ed, and there is no secondary market for these notes, although they are re-deemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other li-quidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

BOND RATINGS

 Excerpts from Moody's Investors Service, Inc. description of its four highest preferred bond ratings:

 AAA--judged to be of the best quality. AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. A--possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations". BAA--considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteris-tically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classi-fication from AA through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking in the lower end of that generic rating category.

 Excerpts from Standard & Poor's Corporation description of its four highest bond ratings:

 AAA--highest rating assigned. Capacity to pay interest and repay principal is extremely strong. AA--a very strong capacity to pay interest and repay princi-pal and differs from the highest rated issues only in small degree. A--has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

 Standard & Poor's may apply indicators "+", no character and "-" to its rat-ing categories from AA to CCC. The indicators show relative standing within the major rating categories.

                                    PART C

                       VANGUARD VARIABLE INSURANCE FUND

                               OTHER INFORMATION

ITEM 23. EXHIBITS

   (a) Declaration of Trust*
   (b) By-Laws*
   (c) Not Applicable
   (d) Investment Advisory Contracts**
   (e) Not Applicable
   (f) Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
   (g) Custodian Agreement**
   (h) Amended and Restated Funds' Service Agreement*
   (i) Legal Opinion*
   (j) Consent of Independent Accountants+
   (k) Not Applicable
   (l) Not Applicable
   (m) Not Applicable
   (n) Financial Data Schedule+
   (o) Not Applicable

--------
+Filed herewith
*Filed previously
**Filed previously for existing Portfolios; filed herewith for newly effective Portfolios

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

 Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION

 The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Regis-trant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws gener-ally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capac-ity. Among other things, this provision excluded any liability arising by rea-son of willful misfeasance, bad faith, gross negligence, or the reckless dis-regard of the duties involved in the conduct of the Trustee's or Officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 Investment advisory services are provided to six Portfolios of the Registrant on an at cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concern-ing The Vanguard Group set forth in Parts A and B.

 Investment advisory services are provided to the HIGH YIELD BOND PORTFOLIO and the BALANCED PORTFOLIO by Wellington Management Company, LLP ("Wellington Management"). Wellington Man-agement is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incor-porated herein by reference from Schedules B and D of Form ADV filed by Wel-lington Management pursuant to the Advisers Act (SEC File No. 801-15908).

 Investment advisory services are provided to the EQUITY INCOME PORTFOLIO by Newell Associates. Newell Associates is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Newell Associates, to-gether with any information as to any business profession, vocation or employ-ment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Newell Associates pursuant to the Advisers Act (SEC File No. 801-26949).

 Investment advisory services are provided to the GROWTH PORTFOLIO by Lincoln Capital Management Company ("Lincoln"). Lincoln is an investment adviser reg-istered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Lincoln, together with any information as to any business profession, vocation or em-ployment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Lincoln pursuant to the Advisers Act (SEC File No. 801-11417).

 Investment advisory services are provided to the SMALL COMPANY GROWTH PORTFO-LIO by Granahan Investment Management, Inc. ("Granahan"). Granahan is an in-vestment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Granahan, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Granahan pursuant to the Advisers Act (SEC File No. 801-23705).

 Investment advisory services are provided to the INTERNATIONAL PORTFOLIO by Schroder Capital Management International, Inc. ("Schroder Capital"). Schroder Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Schroder Capital, together with any information as to any business profession, vocation or employment of a substantial nature en-gaged in by such officers and directors during the past two years, is incorpo-rated herein by reference from Schedules B and D of Form ADV filed by Schroder Capital pursuant to the Advisers Act (SEC File No. 801-15834).

 Investment advisory services are provided to the DIVERSIFIED VALUE PORTFOLIO by Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"). BHM&S is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of BHM&S, together with any information as to any business profession, voca-tion or employment of a substantial nature engaged in by such officers and di-rectors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by BHM&S pursuant to the Advisers Act (SEC File No. 801-31237).

ITEM 27. PRINCIPAL UNDERWRITERS

 (a) Not Applicable
 (b) Not Applicable
 (c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodians, First Union National Bank, Philadelphia, Pennsylvania, Morgan Stanley Trust Co., Brooklyn, New York, and State Street Bank and Trust Compa-ny, Boston, Massachusetts.

ITEM 29. MANAGEMENT SERVICES

 Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKING

 Not Applicable

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVEST-MENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES IT MEETS ALL THE REQUIRE-MENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UN-DERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF VALLEY FORGE AND THE COM-MONWEALTH OF PENNSYLVANIA, ON THE 28TH DAY OF DECEMBER, 1998.

                                       Vanguard Variable Insurance Fund

                                                       (Signature)
                                       BY: ___________________________________
                                             (HEIDI STAM) JOHN J. BRENNAN*,
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFEC-TIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOL-LOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:

              SIGNATURE                          TITLE                   DATE
              ---------                          -----                   ----

         /s/ (signature)               John C. Bogle*, Senior      December 28, 1998
______________________________________  Chairman of the Board and
             (HEIDI STAM)               Trustee

         /s/ (signature)               John J. Brennan*,           December 28, 1998
______________________________________  President, Chief
             (HEIDI STAM)               Executive Officer,
                                        Chairman and Trustee

         /s/ (signature)               Barbara B. Hauptfuhrer*,    December 28, 1998
______________________________________  Trustee
             (HEIDI STAM)

         /s/ (signature)               JoAnn Heffernan Heisen*,    December 28, 1998
______________________________________  Trustee
             (HEIDI STAM)

         /s/ (signature)               Bruce K. MacLaury*,         December 28, 1998
______________________________________  Trustee
             (HEIDI STAM)

         /s/ (signature)               Burton G. Malkiel*,         December 28, 1998
______________________________________  Trustee
             (HEIDI STAM)

         /s/ (signature)               Alfred M. Rankin, Jr.,*     December 28, 1998
______________________________________  Trustee
             (HEIDI STAM)

         /s/ (signature)               John C. Sawhill,*           December 28, 1998
______________________________________  Trustee
             (HEIDI STAM)

           SIGNATURES                       TITLE                 DATE



         /s/ (signature)               James O. Welch, Jr.,*       December 28, 1998
______________________________________  Trustee
             (HEIDI STAM)

         /s/ (signature)               J. Lawrence Wilson*,        December 28, 1998
______________________________________  Trustee
             (HEIDI STAM)

         /s/ (signature)               Thomas J. Higgins*,         December 28, 1998
*By: _________________________________  Treasurer, Principal
             (HEIDI STAM)               Financial Officer and
                                        Accounting Officer

* By Power of Attorney. See File Number 333-63579, filed on December 4, 1998. Incorporated by Reference.

                        VANGUARD VARIABLE INSURANCE FUND

                                 EXHIBIT INDEX

Investment Advisory Contracts.......................................... EX-99.BD
Custodian Agreements................................................... EX-99.BG
Consent of Independent Accountants..................................... EX-99.BJ
Financial Data Schedule................................................ EX-99.BN